CERTIFICATE OF INCORPORATION
OF
INTERNATIONAL PHYSICAL SYSTEMS, INC.

The undersigned, for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of Delaware, does hereby certify as follows:

FIRST:     The name of the corporation is:

INTERNATIONAL PHYSICAL SYSTEMS, INC.

SECOND:      The Registered Office of the corporation is to be located at 32 Loockerman Square, Suite L-100 in the City of Dover, in the County of Kent, in the State of Delaware. The name of its Registered Agent at that address is The Prentice-Hall Corporation System, Inc.

THIRD:      The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:     The total number of shares of stock which the corporation shall have authority to issue is Eleven Thousand (11,000). One Thousand (1,000) shares shall be designated the Common Stock and the par value of each such Common share shall be $0.01, amounting in the aggregate to Ten Dollars ($10.00). Ten Thousand (10,000) shares shall be designated the Preferred Stock and the par value of each such Preferred share shall be One Hundred Dollars ($100.00), amounting in the aggregate to One Million Dollars ($1,000,000).

FIFTH:     The original By-Laws of the corporation may be adopted by the sole incorporator named herein, or by the initial directors of the corporation. Thereafter, in furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors and/or the stockholders of the corporation are expressly empowered to make, alter, amend or repeal By-Laws in the manner to be determined by the terms of the By-Laws of the corporation then in existence.

SIXTH:     The name and mailing address of the sole incorporator is:

Sheila A. Glancy
Neal Gerber & Eisenberg
208 South LaSalle Street
9th Floor
Chicago, Illinois 60604

SEVENTH:     The corporation shall have perpetual existence.

EIGHTH:     No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes as counted for such purposes, if:

(a)
The material facts as to his interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director or directors; or

(b)
The material facts as to his interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the vote of the stockholders, or

(c)	The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.

Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

The election of directors need not be by written ballot.

NINTH:

(a)
The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or pleas of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b)
The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.

(c)
Without limiting the generality of the provisions of paragraphs (a) and (b) of this Article NINTH, to the extent that any person referred to therein has been successful on the merits otherwise in defense of any action, suit or proceeding referred to therein or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(d)
Any indemnification under paragraphs (a) and (b) of this Article NINTH (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). such determination shall be made (i) by the Board of Directors by a majority vote of a quorum (as defined in the By-Laws of the corporation) consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

(e)
Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

(f)
The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this. Article NINTH shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, by-law, agreement, vote of stockholders of disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

(g)
The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article NINTH.

(h)
The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

TENTH:     Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them, and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this corporation, as the case may be, and also on this corporation.

ELEVENTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does hereby make this certificate, declaring that the facts herein stated are true, and accordingly has hereunto set her hand and seal this 13th day of March, 1990.

/s/ Sheila A. Glancy
Sheila A. Glancy, Incorporator

CERTIFICATE OF DESIGNATION
OF PREFERENCES, RIGHTS AND LIMITATIONS OF
INTERNATIONAL PHYSICAL SYSTEMS, INC.,
PURSUANT TO SECTION 151 OF THE GENERAL
CORPORATION LAW OF THE STATE OF DELAWARE

The undersigned, Todd W. Skulte and Murray Glassberg do hereby certify:

That said Todd W. Skulte is, and at the times herein mentioned was, the duly elected and acting President of International Physical Systems, Inc., a Delaware corporation (the “Corporation”), and that said Murray Glassberg is, and at all times herein mentioned was, the duly elected and acting Secretary of the Corporation; and

That the Board of Directors of the Corporation has duly adopted the following resolutions:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 10,000 shares, $100 par value, issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, the Corporation has not issued any of such preferred stock and it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to the preferred stock as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of an initial series of preferred stock and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such initial series of preferred stock as follows:

1.     Designation:   The initial series of preferred stock shall consist of 10,000 shares designated and known as “Series A Convertible Preferred Stock” (hereinafter referred to as “Preferred Stock”). The Corporation may issue fractional shares of Preferred Stock.

2.      Voting.   The Corporation shall not, without the affirmative vote or written consent of the holders of at least two-thirds of the outstanding Preferred Stock, (i) authorize or create any additional class or series of stock ranking prior to or on a parity with the Preferred Stock as to dividends or the distribution of assets upon liquidation, or (ii) change any of the rights, privileges or preferences of the Preferred Stock. On any such matter, each holder of Preferred Stock share has one vote per share of Preferred Stock owned by such holder.

3.     Dividends.    The holders of Preferred Stock shall be entitled to receive, out of any funds legally available therefor and the Corporation shall pay, dividends at the fixed rate of 10% par annum, payable in quarterly installments on the 1st day of May, August, November and February of each year. Such dividends shall accrue from the date of issuance of the shares of Preferred Stock and shall be deemed to accrue from day to day whether or not earned or declared. Such dividends shall be payable before any dividends shall be paid, declared or set apart for any other class of stock, and shall be cumulative so that if for any dividend period such dividends are not paid or declared and set apart therefor, the deficiency shall be paid, in whole or in part (without interest), on the next succeeding dividend payment date on which the Corporation has any funds legally available therefor. Until any deficiency has been fully paid or declared and set apart for payment, no distribution, by dividend or otherwise, shall be paid on, declared or set apart for any other class of stock of the Corporation, directly or indirectly, by redemption or otherwise.

4.     Rights on Liquidation.   On any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Preferred Stock shall receive, out of assets legally available therefor, an amount equal to $100 per share, plus accrued but unpaid dividends thereon (whether or not such dividends have been declared) to the date fixed for payment of such distributive amount, before any amount shall be paid to the holders of any other class of stock. In the event that the assets of the Company available for distribution to the holders of the Preferred Stock are insufficient to permit full payment to the holders of such shares as herein provided, then such assets shall be distributed ratably among the outstanding shares of Preferred Stock. In the event that the Corporation has additional assets available for distribution after payment to the holders of the Preferred Stock as herein provided, such assets shall be distributed to holders of Common Stock.

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5.     Conversion.

(a)     From and after the closing of the sale by the Corporation of shares of its common stock, $.01 par value (the “Common Stock”), in its initial public offering (the “IPO”), at the election of the holders thereof and upon compliance with the provisions of subparagraph (b) below as to the surrender thereof, each outstanding share of Preferred Stock may be converted into such number of fully paid and non- assessable shares of Common Stock of the Corporation, as shall equal the quotient of (i) $100 plus a sum equal to all accrued but unpaid dividends thereon to the Conversion Date (as defined herein), divided by the price at which shares of Common Stock are sold to the public in the IPO (as indicated on the cover page of the final prospectus relating thereto) (the “Conversion Ratio”). Such Conversion Ratio shall be subject to adjustment as hereinafter provided.

(b)     To convert any or all of his or her Preferred Stock into Common Stock, the holders shall surrender the certificate (s) for such Preferred Stock, duly endorsed or assigned, to the transfer agent for the Preferred Stock, accompanied by a written notice that the holder elects to convert such Preferred Stock, stating therein the name(s) in which the holder wishes the certificate(s) for shares of Common Stock to be issued. As soon as practicable after the surrender of such certificates (the “Conversion Date”), there shall be issued and delivered to such holder, or to the holder’s nominee(s), a certificate(s) for the number of shares of Common Stock to which the holder shall be entitled, together with cash in lieu of any fraction of a share as provided in subparagraph (f) below. Such conversion shall be deemed to have been made as of the Conversion Date, and after the Conversion Date the person(s) entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock.

(c)    The Conversion Ratio shall be subject to adjustment after the IPO only as follows:

(i)     Should the Corporation at any time subdivide the outstanding Common Stock, or issue Common Stock as a dividend on the Common Stock, the Conversion Ratio shall be proportionately adjusted, so that the number of shares of Common Stock issuable upon conversion of Preferred Stock will be proportionately increased.

(ii)    In the event that the outstanding Common Stock shall be converted or combined into a smaller number of shares, the Conversion Ratio shall be proportionately adjusted so that the number of shares of common stock issuable upon conversion of Preferred Stock is proportionately decreased.

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(iii)    In case of any reclassification or change of outstanding shares of Common Stock into shares of stock and/or other securities and/or other property or in case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Corporation, the holder of each share of Preferred Stock then outstanding shall have the right thereafter, so long as his or her conversion right hereunder shall exist, to convert such share into the kind and amount of shares of stock and/or other securities and/or other property receivable upon such reclassification, change, consolidation, merger, sale or conveyance, by a holder of the number of shares of common stock (whether whole or fractional) of the corporation into which such Preferred Stock might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and shall have no other conversion rights under these provisions; provided, that effective provision shall be made, in the Certificate of Incorporation (or other similar document) of the resulting or surviving corporation or otherwise, so that the provisions set forth herein for the protection of the conversion rights of the Preferred Stock shall thereafter he applicable, as nearly as reasonably may be, to any such other shares of stock and/or other securities and/or other property deliverable upon conversion of the Preferred Stock thereof; and provided, further, that any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities, or property as the holders of the Preferred Stock remaining outstanding, or other convertible Preferred Stock received by the holders in place hereof, shall be entitled to receive pursuant to the provisions hereof, and to make provision for the protection of the conversion rights as above provided. In case stock, securities, or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all reference in this paragraph shall be deemed to apply, so far as appropriate and as nearly as may be, to such other stock, securities, or property.

(iv)    Any Conversion Ratio determined or adjusted as herein provided shall remain in effect until further adjustment as required herein. Upon each adjustment of the Conversion Ratio, a written instrument signed by an officer of the Corporation setting forth such adjustment and the computation and a summary of the facts upon which it is based and the resolutions, if any, of the Board of Directors passed in connection therewith shall forthwith be filed with the Transfer Agent(s) for the Preferred Stock and any adjustment so evidenced, made in good faith, shall be binding upon all shareholders an upon the Corporation.

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(d)     Any Preferred Stock which at any time has been converted shall be forthwith permanently retire and cancelled and shall in no circumstances be reissued and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized Preferred Stock accordingly.

(e)     The corporation shall at all times reserve and keep available out of its authorized Common Stock, solely for issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Preferred Stock at the time outstanding.

(f)     Upon any conversion, fractional shares shall not be issued but any fractions shall be adjusted in cash on the basis of the Fair Market Value (as defined herein) of the Common Stock unless the Board of Directors shall determine to adjust them by the issue of fractional script certificates or in some other manner; “Fair Market Value” shall mean, with respect to the Common stock, either (i) if the Common Stock is traded on the New York Stock Exchange (the “NYSE”) or another national securities exchange, or admitted to unlisted trading privileges on any of such exchanges, the average of the average of the opening and closing sale prices for a share of Common Stock on the NYSE or other national securities exchange on each of the five (5) trading days immediately preceding the Conversion Date (for purposes of this clause (i), the NYSE shall be the first stock exchange of reference and, if shares of Common Stock are not traded thereon, the stock exchange of reference shall be such stock exchange as is determined by the Board of Directors; or (ii) if the Common Stock is not listed on the NYSE or other national securities exchange or admitted to unlisted trading privileges thereon, then (A) in the event that the Common Stock is not designated as “National Market Securities,” the average of the average of the highest bid and lowest ask prices for a share of Common Stock as quoted on the National Association of Securities Dealers Automated Quotations System (the “NASDAQ”) for each of the five (5) trading days immediately preceding the Conversion Date, or (B) in the event that the Common Stock is designated as “National Market Securities,” the average of the average of the first and last reported sale price for a share of Common Stock as quoted on the NASDAQ for each of the five (5) trading days immediately preceding the Conversion Date. Upon any conversion, no adjustment shall be made for dividends on the Preferred Stock surrendered for conversion or on the shares of Common Stock delivered. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion, provided, however, that the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock in names other than those in which the Preferred Stock surrendered for conversion may stand.

5

(g)      The term “shares of Common Stock” as used in this paragraph (5) shall mean shares of the class designated as shares of Common Stock of the Corporation on the date the Preferred Stock are created or shares of any class or classes resulting from any reclassification or reclassifications thereof, the right of which to share in distributions of both earnings and assets is without limitation in the Certificate of Incorporation (or other similar document) of the Corporation as to any fixed amount or percentage and which are not subject to redemption; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then issuable on conversion of the Preferred Stock shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

(h)      In case the Corporation shall propose at any time.

(i)     to pay any dividend on the Common Stock outstanding payable in Common Stock or to make any other distribution, other than cash dividends, to the holders of the Common Stock outstanding; or

(ii)     to offer for subscription to the holders of the Common Stock outstanding any additional shares of any class or any other rights or option; or

(iii)     to effect any reclassification or recapitalization of the Common Stock outstanding involving a change in the Common Stock, other than a subdivision or combination of the Common Stock outstanding; or

(iv)     to merge or consolidate with or into any other corporation, or to sell, lease or convey all or substantially all its property or business or to liquidate, dissolve or wind up; then, in each such case, the Corporation shall file with the Transfer Agent(s) for the Preferred Stock and shall mail to the holders of record of such shares at their last known post office addresses as shown by the Corporation’s records a statement, signed by an officer of the Corporation, with respect to the proposed action, such statement to be so filed and mailed at least twenty (20) days prior to the date of the taking of such action or the record date for holders of the Common Stock for the purposes thereof, whichever is earlier. If such statement relates to any proposed action referred to in clauses (iii) or (iv) of this subparagraph (h), it shall set forth such facts with respect thereto as shall reasonably be necessary to inform the Transfer Agent(s) for the Preferred Stock and the holders of such shares as to the effect of such action upon the conversion rights of such holders.

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6.     Redemption.

(a)     The Corporation may redeem the Preferred Stock, in whole or in part, at any time or from time to time, out of any funds legally available therefor, at a redemption price of $100 per share plus a sum equal to all accrued but unpaid dividends thereon to the date fixed for redemption. In the case of the redemption of less than all outstanding Preferred Stock, the Corporation shall redeem shares of Preferred Stock on a pro rata basis.

(b)     Not less than thirty (30) days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by certified mail to the holders of record of Preferred Stock at their respective addresses as the same shall appear on the stock books of the Corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

(c)     On the redemption date, each holder of Preferred Stock shall surrender (and endorse if so required by the Board of Directors) the certificates for the shares to be redeemed and the Corporation shall pay each holder the redemption price for such shares. On such redemption date (unless the Corporation shall default in payment of the redemption price), such holders shall cease to be stockholders of with respect to such shares.

RESOLVED, FURTHER, that the president or any vice president, and the secretary or any assistant secretary, of the corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

7

IN WITNESS WHEREOF, the undersigned have executed this certificate this 14th day of March, 1990.

/s/ Todd W. Skulte
Todd W. Skulte

/s/ Murray Glassberg
Murray Glassberg

8

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/03/1990
902765085 - 2224668

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

INTERNATIONAL PHYSICAL SYSTEMS, INC.

****************

INTERNATIONAL PHYSICAL SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation, by the unanimous written consent of its members, duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the Corporation, declared said amendments to be advisable and in the best interests of the Corporation and called for said amendments to be submitted to the holders of the outstanding shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”), for adoption thereof by written consent in accordance with Section 228(a) of the General Corporation Law of the State of Delaware. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article Fourth thereof so that, as amended, said Article shall be and read as follows:

“FOURTH:

The total number of shares of capital stock which the Corporation shall have authority to issue is twenty-five million ten thousand (25,010,000), issuable as provided below:

SUBPART A:          Common Stock

Twenty million (20,000,000) shares shall be designated Common Stock and the par value of each such share of Common Stock shall be $0.01 per share. Each share of Common Stock of the Corporation with a par value of $0.01 per share issued and outstanding immediately prior to the time at which this amendment becomes effective is hereby changed into 2024.2915 fully paid and non-assessable shares of Common Stock (the aggregate resulting shares held by each stockholder to be rounded upward or downward to the next whole share) of the Corporation with a par value of $0.01 per share, which shares shall be included in the 20,000,000 shares of Common Stock herein authorized. The Common Stock shall be entitled to dividends when, as and if declared and paid to holders of the Common Stock, and upon liquidation, dissolution or winding-up of the Corporation, to share ratably in the assets of the Corporation available for distribution to the holders of the Common Stock. Except as otherwise provided herein or by law, the holders of the Common Stock shall be entitled to one vote per share.

SUBPART B:	Series A Convertible Preferred Stock

Ten thousand (10,000) shares of capital stock shall be designated the “Series A Convertible Preferred Stock,” the par value of each such share of preferred stock shall be one hundred dollars ($100.00) and the Series A Convertible Preferred Stock shall have such preferences, rights, restrictions, limitations and other characteristics as set forth in the Certificate of Designation of Preferences, Rights and Limitations, of International Physical systems, Inc., pursuant to section 151 of the General Corporation Law of the State of Delaware, adopted by the Corporation’s Board of Directors on March 14, 1990. Such Series A Convertible Preferred Stock shall constitute all of the preferred stock of the Corporation authorized, issued and outstanding immediately prior to the date hereof.

SUBPART C:	Additional Series of Preferred Stock

The Board of Directors is hereby authorized, by resolution or resolutions, to establish additional series of preferred stock out of the remaining 5,000,000 authorized shares of capital stock which are not issued or allocated to any series of preferred stock. Each such share will have a par value of $0.01 per share. Before any shares of any such additional series are issued, the Board of Directors shall fix and determine, and is hereby expressly empowered to fix and determine, by resolution or resolutions, the distinguishing characteristics and the relative rights, preferences, privileges and immunities of the shares thereof, so far as not inconsistent with the provisions of this Article Fourth. Without limiting the generality of the foregoing, the Board of Directors may fix and determine:

1.         The designation of such series, and the number of shares which shall constitute such series;

2.         The rate of dividend, if any, payable on shares of such series;

3.         Whether the shares of such series shall be cumulative, noncumulative or partially cumulative as to dividends, and the dates from which any cumulative dividends are to accumulate;

4.         Whether the shares of such series may be redeemed, and if so, the price or prices at which and the terms and conditions on which shares of such series may be redeemed;

5.         The amount payable for shares of such series in the event of the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation;

6.         The sinking fund provisions, if any, for the redemption of shares of such series;

7.         The voting rights, if any, of the shares of such series;

8.         The terms and conditions, if any, upon which shares of such series may be converted into shares of capital stock of the Corporation of any other class or series;

9.         Whether the shares of such series are to be preferred over shares of capital stock of the Corporation of any other class or series as to dividends, or upon the voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation, or otherwise; and

10.       Any other characteristics, preferences, limitations, rights, privileges, immunities or terms not inconsistent with the provisions of this Article Fourth.”

SECOND: That in lieu of a meeting and vote of stockholders, the holders of the outstanding Common Stock (being the only class of capital stock issued and outstanding entitled to vote thereon) of the Corporation have given their written consent to said amendments in accordance with the provisions of Section 228 (a) of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, INTERNATIONAL PHYSICAL SYSTEMS, INC. has caused this Certificate of Amendment to be signed by Todd W. Skulte, its President, Treasurer and Assistant Secretary, and attested by Murray Glassberg, its Secretary, on this 20th day of September, 1990.

INTERNATIONAL PHYSICAL SYSTEMS, INC.

By:	/s/ Todd W. Skulte
Todd W. Skulte
President, Treasurer and
Assistant Secretary

ATTESTED

By:	/s/ Murray Glassberg
Murray Glassberg
Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/07/1990
903415375 - 2224668

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

INTERNATIONAL PHYSICAL SYSTEMS, INC.

****************

INTERNATIONAL PHYSICAL SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST:       That the Board of Directors of the Corporation, by the unanimous written consent of its members, duly adopted resolutions setting forth a proposed amendment to the certificate of Incorporation of the Corporation, declared said amendment to be advisable and in the best interests of the Corporation and called for said amendment to be submitted to the holders of the outstanding shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common stock”), for adoption thereof by written consent in accordance with Section 228(a) of the General Corporation Law of the State of Delaware. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article First thereof so that, as amended, said Article shall be and read as follows:

“FIRST:

The name of the corporation is:

IPS Health Care, Inc.”

SECOND:    That in lieu of a meeting and vote of stockholders, the holders of the outstanding Common Stock (being the only class of capital stock issued and outstanding entitled to vote thereon) of the Corporation have given their written consent to said amendment in accordance with the provisions of Section 228(a) of the General Corporation Law of the State of Delaware.

THIRD:        That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, INTERNATIONAL PHYSICAL SYSTEMS, INC. has caused this Certificate of Amendment to be signed by Todd W. Skulte, its President, and attested by Albert Rosen, its Secretary, on this 6th day of December, 1990.

INTERNATIONAL PHYSICAL SYSTEMS, INC.

By:	/s/ Todd W. Skulte
Todd W. Skulte
President

ATTESTED

By:	/s/ Albert Rosen
Albert Rosen
Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/30/1992
923075069 - 2224668

10/28/92

CERTIFICATE OF DESIGNATIONS

OF THE

SERIES B, C AND D CONVERTIBLE PREFERRED STOCK
($.01 Par Value)

OF

IPS HEALTH CARE, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY that the following resolution was duly adopted on October 23, 1993, at a duly convened meeting of the Board of Directors (the “Board”) of IPS Health Care, Inc., a Delaware corporation (the “Company”), at which a quorum was present and active throughout:

RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the provisions of the Certificate or Incorporation of the company (the “Certificate of Incorporation”), the issuance of three series of preferred stock, par value $.01 per share (the “Preferred Stock”), which shall consist of up to 1,845,000 of the 5,000,000 shares of Preferred Stock which the Company now has authority to issue, be, and the same hereby are, authorized, and the Board hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of the shares of such three series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) as follows:

I.            DESIGNATION AND AMOUNT

The total number of shares of Preferred Stock which the Company shall issue hereunder is 1,845,000. These shares of Preferred Stock shall consist of:

(1)	700,000 shares designated as Series B Convertible Preferred Stock, $.01 par value per share;

(2)	725,000 shares designated as Series C Convertible Preferred Stock, $.01 par value per share; and

(3)	420,000 shares designated as Series D Convertible preferred Stock, $.01 par value per share.

II.           DIVIDENDS AND DISTRIBUTIONS

(a)           Series B.     (i)       Except as set forth in subparagraph II(a)(ii) below, holders of Series B Convertible Preferred Stock will be entitled to receive, when, as and if declared by the Board out of funds of the Company legally available therefor, an annual cash dividend at a variable rate calculated to provide a yield on the aggregate liquidation preference of the Series B Convertible Preferred Stock equal to 1.5% per year above the rate (the “Prime Rate”) publicly announced from time to time by National Westminster Bank USA as its prime lending rate, payable in quarterly installments on January 15, April 15, July 15 and October 15, commencing January 15, 1993 (each a “Dividend Payment Date”). Dividends on the Series B Convertible Preferred Stock will be cumulative from the date of initial issuance of shares of Series B Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Company on such record dates, not more than 60 days nor leas than 10 days preceding the payment dates thereof, as shall be fixed by the Board (each a “Dividend Payment Record Date”). No Dividend Payment Record Date shall precede the date upon which the resolution fixing the Dividend Payment Record Date is adopted. If dividends are not paid in full upon the Series B Convertible Preferred Stock and any other Parity Preferred Stock (as defined in subparagraph III(b) below), all dividends declared upon shares of Series B Convertible Preferred Stock and Parity Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Series B Convertible Preferred Stock and such other Parity Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Series B Convertible Preferred Stock and such other Parity Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Series B Convertible Preferred Stock shall have been paid, dividends (other than in Common Stock (as defined in paragraph III below), other stock ranking junior to the Series B Convertible Preferred Stock and rights to acquire the foregoing) may not be paid or declared and set aside for payment and other distributions may not be made upon the Common Stock or on any other stock of the Company ranking junior to or on a parity with the Series B Convertible Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Company ranking junior to or on a parity with the Series B Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration by the Company (except by conversion into or exchange for stock of the Company ranking junior to the Series B Convertible Preferred Stock as to dividends). Dividends shall be calculated on the basis of a 360-day year of twelve 30-day months. Accrued but unpaid dividends shall not bear interest.

(ii)       in addition to any other right to dividends hereunder, if at the close of business on October 15, 1993 any share of Series B Convertible Preferred Stock remains outstanding:

(A)     the yield used to compute the annual cash dividend as provided in subparagraph II(a)(i) shall, from and after October 16, 1993, be increased to 7.0% per year above the Primo Rate; and

(B)     on October 16, 1993 the Company shall declare and pay to the holders of the Series B Convertible Preferred Stock, as a special dividend, pro rata based on the number of shares held by each holder, an aggregate number of shares of Common Stock having a Current Market Price (as defined in subparagraph IV(d)(vi) below) at that date of $210,000.

(b)          Series C.       (i)    Except as set forth in subparagraph II(b)(ii) below, holders of Series C Convertible Preferred Stock will be entitled to receive, when, as and if declared by the Board out of funds of the Company legally available therefor, an annual cash dividend of $.13 per share, payable in quarterly installments on January 15, April 15, July 15 and October 15 commencing January 15, 1993 (each a “Dividend Payment Date”). Dividends on the Series C Convertible preferred Stock will be cumulative from the date of initial issuance of shares of Series C Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Company on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board (each a “Dividend Payment Record Data”). No Dividend Payment Record Date shall precede the date upon which the resolution fixing the Dividend Payment Record Date is adopted. If dividends are not paid in full upon the Series C Convertible Preferred Stock and any other Parity Preferred Stock (as defined in subparagraph III(b) below), all dividends declared upon shares of Series C Convertible Preferred Stock and Parity Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Series C Convertible Preferred Stock and such other Parity Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Series C Convertible Preferred Stock and such other Parity Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Series C Convertible Preferred Stock shall have been paid, dividends (other than in Common Stock, other stock ranking junior to the Series C Convertible Preferred Stock and rights to acquire the foregoing) may not be paid or declared and set aside for payment and other distributions may not be made upon the Common Stock or on any other stock of the Company ranking junior to or on a parity with the Series C Convertible Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Company ranking junior to or on a parity with the Series C Convertible Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration by the Company (except by conversion into or exchange for stock of the Company ranking junior to the Series C Convertible Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. Accrued but unpaid dividends shall not bear interest.

(ii)       In addition to any other right to dividends hereunder, if at the close of business on the Series C Adjustment Date (as defined in subparagraph II(b)(iii) below) any share of Series C Convertible Preferred Stock remains outstanding:

(A)     the annual cash dividend provided for in subparagraph II(b)(i) shall, from and after the Series C Adjustment Date, be increased to $.20 per share; and

(B)     on the Series C Adjustment Date, the Company shall declare and pay to the holders of the Series C Convertible Preferred Stock, as a special dividend, pro rata based on number of shares held by each holder, an aggregate number of Shares of Common Stock, having a Current Market Price at that date of $240,000.

(iii)      For purposes of this resolution, the “Series C Adjustment Date” shall be the first to occur of (A) October 15, 1993 or such later date by which the aggregate net proceeds from the offering and sale of equity securities issued and sold after the date of this resolution by the Company (other than the Preferred Stock provided for in this resolution) in public offerings or private placements, exceeds $1,500,000 or (B) April 15, 1994.

(c)           Series D. (i) Except as set forth in subparagraph II(c)(ii) below, holders of Series D  Convertible Preferred Stock will be entitled to receive, when, as and if declared by the Board out of funds of the company legally available therefor, an annual cash dividend of $.10 per share, payable in quarterly installments on January 15, April 15, July 15 and October 15, commencing January 15, 1993 (each a “Dividend Payment Date”). Dividends on the Series D  Convertible Preferred Stock will be cumulative from the date of initial issuance of shares of Series D Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Company on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board (each a “Dividend Payment Record Date”). No Dividend Payment Record Date shall precede the date upon which the resolution fixing the Dividend Payment Record Date is adopted. If dividends are not paid in full upon the Series D  Convertible Preferred Stock and any other Parity Preferred Stock, all dividends declared upon chares of Series D  Convertible Preferred Stock and Parity Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared par share on the Series D Convertible Preferred Stock and such other Parity Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Series D  Convertible Preferred Stock and such other Parity Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Series D  Convertible Preferred Stock shall have been paid, dividends (other than in Common Stock (as defined in paragraph III below), other stock ranking junior to the Series D  Convertible Preferred Stock and rights to acquire the foregoing) may not be paid or declared and set aside for payment and other distributions may not be made upon the Common stock or on any other stock of the Company ranking junior to or on a parity with the Series D  Convertible Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Company ranking junior to or on a parity with the Series D Convertible Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration by the Company (except for repurchases from employees and consultants and except by conversion into or exchange for stock of the Company ranking junior to the Series D  Convertible Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. Accrued but unpaid dividends shall not bear interest.

(ii)       In addition to any other right to dividends hereunder, if at the close of business on April 15, 1994 any share of Series D  Convertible Preferred Stock remains outstanding:

(A)     the annual cash dividend provided for in subparagraph II(c)(i) shall, from and after April 16, 1994, be increased to $.15 per share; and

(B)     on April 16, 1994 the Company shall declare and pay to the holders of the Series D  Convertible Preferred Stock, as a special dividend, pro rata based on that number of shares held by each holder, an aggregate number of Shares of Common Stock, having a Current Market Price (as defined in subparagraph IV(d)(vi) below) at that date of $140,000.

III.          RANK

The shares of Series B, C and D Convertible Preferred Stock shall rank prior to the shares of the Company’s Common stock, par value $.01 per share (the “Common Stock”) and of any other class of stock of the Company ranking junior to the Series B, C and D Convertible Preferred Stock upon liquidation (“Junior Liquidation Stock”), so that in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Series B, C and D Convertible Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any Junior Liquidation Stock, an amount equal to $1.00 per share (the “Liquidation Preference”) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Series B, C and D Convertible Preferred Stock, as the case may be, to the date of final distribution. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Series B, C and D Convertible Preferred Stock shall be insufficient to pay in full the preferential amount described in the preceding sentence, then such assets, or the proceeds thereof, shall be distributable among the holders of the Series B, C and D Convertible Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares if ell amounts payable thereon were paid in full. After payment of the full amount of the Liquidation Preference and accumulated dividends to which holders of shares of Series B, C and D Convertible Preferred Stock are entitled, the holders of shares of Series B, C and D Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company. For the purposes hereof, neither a consolidation or merger of the Company with or into any other corporation, nor a sale or transfer of all or any part of the Company’s assets for cash or securities, shall be Considered a liquidation, dissolution or winding up of the Company.

So long as any shares of Series B, C or D Convertible Preferred Stock remain outstanding;

(a)          No stock of any class or series of the Company shall rank prior to shares of the Series B, C and D Convertible Preferred Stock, either as to dividends or upon liquidation.

(b)          Shares or the Series B, C and D Convertible Preferred Stock shall rank equally, as to dividends and upon liquidation, and the holders of stock of each such series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of such stock. No stock of any class or series of that Company shall rank on a parity, as to dividends or upon liquidation, with shares of Series B, C or D Convertible Preferred Stock. The term “Parity Preferred Stock,” when used to refer to any of the Series B, C or D Convertible Preferred Stock, means the other two such series.

IV.          CONVERSION

(a)          (i)         Subject to and upon compliance with the provisions of this paragraph IV, the holder of any shares of Series B Convertible Preferred Stock shall have the right, at his option, at any time, to convert the shares into fully paid and nonassessable shares of Common Stock at the rate of 0.5 shares of Common Stock per share of Series B Convertible preferred Stock, subject to adjustment as presented below, by surrendering the shares to be converted, in the manner provided in subparagraph IV(b) below; provided, however, that the right to convert shares of Series B Convertible Preferred Stock called for redemption pursuant to paragraph VII below shall terminate at the close of business on the date fixed for such redemption.

(ii)       Subject to and upon compliance with the provisions of this paragraph IV, the holder of any shares of Series C Convertible Preferred Stock shall have the right, at his option, at any time, to convert the shares into fully paid and nonassessable shares of Series C Common Stock at the rate of 0.25 shares of Common Stock per share of Series D Convertible Preferred Stock, subject to adjustment as presented below, by surrendering the shares to be converted, in the manner provided in subparagraph IV(b) below; provided, however, that the right to convert shares of Series B Convertible Preferred Stock called for redemption pursuant to paragraph VIII below shall terminate at the close of business on the date fixed for such redemption.

(iii)      Subject to and upon compliance with the provisions of this paragraph IV, the holder of any shares of Series D  Convertible Preferred Stock shall have the right, at his option, at any time, to convert the shares into fully paid and nonassessable shares of Common Stock at the rate of 0.25 shares of Common Stock per share of Series D  Convertible Preferred Stock, subject to adjustment as presented below, by surrendering the shares to be converted, in the manner provided in subparagraph IV(b) below; provided, however, that the right to convert shares of Series D  Convertible Preferred Stock called for redemption pursuant to paragraph VIII below shall terminate at the close of business on the date fixed for such redemption.

(b)          (i)         In order to exercise the conversion privilege, the holder of each share of Series B, C or D Convertible Preferred Stock to be converted shall surrender the certificate representing such share to the conversion agent for the Series B, C or D Convertible Preferred Stock designated for each purpose by written notice to the holders of such shares by the Company (which may be the Company itself), with the Notice of Election to Convert on the back of said certificate duly completed and signed, at the principal office of the conversion agent. Unless the shares issuable on conversion are to be issued in the same name as the name in which the share of Series B, C and D Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or his duly authorized attorney. If the Company fails to designate a conversion agent, the conversion agent shall be the company.

(ii)       The holders of shares of Series B, C and D Convertible Preferred Stock at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on those shares on the corresponding Dividend Payment Date notwithstanding the conversion of the shares after the Dividend Payment Record Date or the Company’s default in payment of the dividend due on the Dividend Payment Date. The dividend with respect to a share of Series B, C and D Convertible Preferred Stock called for redemption on a date fixed for redemption between the close of business on any Dividend Payment Record Date and the opening of business on the corresponding Dividend Payment Date shall be payable on the Dividend Payment Date to the holder of the share of Series B, C and D Convertible Preferred Stock on the Dividend Payment Record Date notwithstanding the conversion of the share of Series B, C and D Convertible Preferred Stock after the Dividend Payment Record Date and prior to the Dividend Payment Date. The holders of shares of Series B, C and D Convertible Preferred Stock on a Dividend Payment Record Date who (or whose transferees) convert any of those shares on or after the corresponding Dividend Payment Date will receive the dividend payable by the Company on those shares of Series B, C and D Convertible Preferred Stock on the Dividend Payment Date. Except as provided above, neither the Company nor the holder shall make no payment or adjustment for accrued and unpaid dividends on shares of Series B, C and D Convertible Preferred Stock on conversion of those shares, or for dividends on the shares of Common Stock issued upon the conversion.

(iii)      As promptly as practicable after the surrender by a holder of the certificates for shares of Series B, C and D Convertible Preferred Stock in accordance with this subparagraph IV(b), and in any event within three New York Stock Exchange trading days after such surrender, the Company shall issue and shall deliver at the office of the conversion agent to the holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon the conversion of those shares in accordance with the provisions of this paragraph IV, and any fractional interest in respect of a share of Common Stock or other security arising upon the conversion shall be settled as provided in subparagraph IV(c) below.

(iv)      Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which all of the conditions specified in subparagraph IV(b)(i) above shall have been satisfied, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock or other securities represented by those certificates at such time on such date and such conversion shall be at the Conversion Rate in effect at such time on such date, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become ouch holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which all of the conditions specified in subparagraph IV(b)(i) above shall have been satisfied. All chares of Common Stock delivered upon conversion or the Series B, C and D Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights. Upon the surrender of certificates representing shares of Series B, C and D Convertible Preferred Stock to be converted, the shares shall no longer be deemed to be outstanding and all rights of a holder with respect to the shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

(c)          No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of Series B, C and D Convertible Preferred Stock. Any fractional interest in a share of Common Stock resulting from conversion of a share of Series B, C and D Convertible Preferred Stock shall be paid in cash (computed to the nearest cent) based on the Current Market Price (As defined in subparagraph IV(d)(vi) below) of the Common Stock on the Trading Day (as defined in subparagraph IV(d)(vi) below) next preceding the day or conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon the conversion shall be computed on the basis of the aggregate Liquidation Preference of the shares of Series B, C and D Convertible Preferred Stock so surrendered.

(d)          (i)    For purposes of this resolution, the “Conversion Rate” shall be 0.50 shares of Common Stock per share of Series B Convertible Preferred Stock, 0.25 shares of Common Stock per share of Series C Convertible Preferred Stock, and 0.25 shares of Common Stock per share of Series D  Convertible Preferred Stock, subject in each case to adjustment as provided below.

(ii)   In case the Company shall offer and sell Common Stock, warrants or other equity securities, or units or other combinations of more than one equity security, in a public offering or private placement (including without limitation on a rights offering):

(A)  unless the holders of a majority of the outstanding shares of Series B Convertible Preferred Stock otherwise elect, if equity securities other than, or in addition to, Common Stock are offered, effective immediately upon the first sale pursuant to the offering the conversion privilege provided for in this resolution for the holder of the Series B Convertible Preferred Stock shall become a right to convert shares of the Series B Convertible Preferred Stock into the same class or classes of equity securities as are sold in the offering; and

(B)  the Conversion Rate for the Series B Convertible Preferred Stock shall be adjusted (but not so as to reduce the number of shares of Common Stock issuable on conversion of a share of Series B Convertible Preferred Stock) to an amount such that the product of the initial offering price per share of the Common Stock, warrants, other equity securities, units or other combinations or equity securities sold in the offering or placement (or the exercise price of the rights distributed to the Company’s stockholders in the case of a rights offering), multiplied by the number of such shares or other securities, units or other combinations then issuable upon conversion of a shares of Series B Convertible Preferred Stock in accordance with clause (A) above, equals the aggregate redemption price (including accrued unpaid dividends) then in effect for the Series B Convertible Preferred Stock.

(iii)      In case the Company shall (A) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such event shall be adjusted so that the holder of any share of Series B, C or D Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which be would have owned or have been entitled to receive after the happening of such event had the share been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph IV(d)(iii) shall become effective immediately after the record date in the case of a dividend or distribution except as provided in subparagraph IV(d)(ix) below, and shall become effective immediately after the effective date in the case of subdivision or combination. If any dividend or distribution is not paid or made, the Conversion Price then in effect shall be appropriately readjusted.

(iv)      In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the current Market Price (as defined in subparagraph IV(d)(vi) below) of the Common Stock at the record date for the determination of stockholders entitled to receive the rights or warrants, then, unless the adjustment provided for in subparagraph IV(d)(ii) above occurs, the Conversion Rate in effect immediately prior to the issuance of such rights or warrants shall be adjusted so that it shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the date of issuance of the rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at the current Market Price at that record date, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. The adjustment provided for in this subparagraph IV(d)(iv) shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in subparagraph IV(d)(ix) below after such record date. In determining whether any rights or warrants entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price, and in determining the aggregate offering price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board (whose determination, if made in good faith, shall be conclusive). If any or all of such rights or warrants are not so issued or expire or terminate without having been exercised, the Conversion Price then in effect shall be appropriately readjusted.

(v)      In case the Company shall distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subparagraph IV(d)(iv) above) then, in each such case, unless the adjustment provided for in subparagraph IV(d)(ii) above occurs, the Conversion Rate shall be adjusted so that it shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the date of the distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board, whose determination, if made in good faith, shall be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed, or of the rights or warrants so distributed, with respect to one share of Common Stock, and of which the denominator shall be the Current Market price of the Common Stock on the record date. Such adjustment shall become effective immediately, except as provided in subparagraph IV(d) below, after the record date for the determination of shareholders entitled to receive such distribution. If any such distribution is not made or if any or all of such rights or warrants expire or terminate without having been exercised, the Conversion Rate then in effect shall be appropriately readjusted.

(vi)     For the purpose of any computation hereunder, the “Current Market Price” or the Common Stock at any date shall be the average of the last reported sale prices per share for the ten consecutive Trading Days (as defined below) preceding the date of such computation. The last reported sale price for each day shall be (A) the last reported sale price of the Common Stock on the Automated Quotation System of the National Association of Securities Dealers, Inc, (the “NASDAQ System”), or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (B) if not quoted as described in clause (A), the mean of the high and low bid quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for the Common Stock on at least five of the ten preceding days, or (C) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (B) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (C) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. As used herein the term “Trading Days” means (x) if the Common Stock is quoted on the NASDAQ System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (y) if not quoted as described in clause (x), days on which quotations are reported by the National Quotation Bureau Incorporated, or (z) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

(vii)    No adjustment in the Conversion Rate shall be required unless such adjustment would require a change of at least 1% in the Conversion Rate; provided, however, that any adjustments which by reason of this subparagraph IV(d)(vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided, further, that adjustment shall be required and made in accordance with the provisions of this paragraph IV (other than this subparagraph IV(d)(vii)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Common Stock. All calculations under this paragraph IV shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

(viii)   Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the conversion agent an officers’ certificate setting forth the Conversion Price after the adjustment and setting forth a brief statement of the facts requiring the adjustment, which certificate shall be conclusive evidence of the correctness of the adjustment. Promptly after delivery of the certificate, the Company shall prepare a notice of the adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which the adjustment becomes effective and shall mail the notice of such adjustment of the Conversion Rate to the holder of each share of Series B, C or D Convertible Preferred Stock at his last address as shown on the stock books of the Company.

(ix)      In any case in which this paragraph IV(d) provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of the event (i) issuing to the holder of any share of Series B, C or D Convertible Preferred Stock converted after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon the conversion by reason of the adjustment required by the event over and above the Common Stock issuable upon such conversion before giving effect to the adjustment and (ii) paying to the holder any amount in cash in lieu of any fractional share pursuant to subparagraph IV(c) above.

(e)           If:

(i)        the Company shall declare a dividend (or any other distribution) on the Common Stock (other than in cash out of retained earnings); or

(ii)       the Company shall authorize the granting to the holder of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

(iii)      there shall be any reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value, or from par value to no par value, or from no par value to par value), or any consolidation, merger, or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale or transfer of all or substantially all the assets of the Company; or

(iv)      there shall be a voluntary or an involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the conversion agent, and shall cause to be mailed to the holders of shares of the Series B, C and D Convertible Preferred Stock at their addresses as shown on the stock books of the Company, at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of the dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to the dividend, distribution or rights or warrants are to be determined or (B) the date on which the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect in the notice shall not affect the legality or validity of the proceedings described in this subparagraph IV(e).

(f)    (i)    The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Series B, C or D Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series B, C or D Convertible Preferred Stock not theretofore converted, plus a number of shares of Common Stock reasonably expected to be sufficient to pay the special dividends provided for in subparagraphs II(a)(ii)(B), II(b)(ii)(B) and II(c)(ii)(B). For purposes of this subparagraph IV(f), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series B, C or D Convertible Preferred Stock shall be computed as if at the time of computation all the outstanding shares were held by a single holder.

(ii)       Before taking any action which would cause an adjustment reducing the conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Series B, C or D Convertible Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the adjusted Conversion Rate.

(iii)      Prior to the delivery of any securities which the Company shall be obligated to deliver upon conversion of the Series B, C or D Convertible Preferred Stock, the Company will endeavor, in good faith and as expeditiously as possible, to comply with all federal and state laws and regulations thereunder requiring the registration of those securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(g)          The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series B, C or D Convertible Preferred Stock pursuant hereto.

(h)          In case of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation of the company with, or merger of the Company with or into, any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock or any sale or transfer of all or substantially all of the assets of the company, cash holder of shares of Series B, C or D Convertible Preferred Stock then outstanding shall have the right thereafter to convert the shares of Series B, C or D Convertible Preferred Stock held by the holder into the kind and amount of securities, cash and other property which the holder would have bean entitled to receive upon such reclassification, change, consolidation, merger, sale or transfer if the holder had held the Common Stock issuable upon the conversion of the shares of Series B, C or D Convertible Preferred Stock immediately prior to the reclassification, change, consolidation, merger, sale or transfer.

V.           STATUS

Upon any conversion or redemption of shares of Series B, C or D Convertible Preferred Stock, the shares of Series B, C or D Convertible Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of Preferred Stock, and the number of shares of Preferred Stock which the Company shall have authority to issue shall not be decreased by the conversion, exchange or redemption of shares of Series B, C or D Convertible Preferred Stock.

VI.          VOTING RIGHTS

The holders of shares of Series B, C or D Convertible Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware.

Notwithstanding the foregoing, so long as any shares of the Series B, C or D Convertible Preferred Stock remain outstanding, the Company will not, either directly or indirectly or through merger or consolidation with or into any other corporation, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares then outstanding of each of the Series B, C and D Convertible Preferred Stock (i) create or issue or increase the authorized number of shares of any class or classes or series of stock ranking prior to the Series B, C or D Convertible Preferred Stock either as to dividends or upon liquidation, (ii) amend, alter or repeal any of the provisions of the Certificate of Incorporation (including this resolution) so as to affect adversely the preferences, special rights or powers of the Series B, C or D Convertible Preferred Stock or (iii) authorize any reclassification of the Series B, C or D Convertible Preferred Stock.

VII.        REDEMPTION BY THE COMPANY

(a)          The shares of Series B, C and D Convertible Preferred Stock may be redeemed for cash at the option of the Company, in whole, or from time to time in part, on at least five but not more than 60 days’ prior notice mailed to the holders of the shares to be redeemed, at a redemption price per share of $1.00 plus (i) an amount equal to all cash dividends (whether or not earned or declared) accumulated and unpaid to the date fixed for redemption and (ii) all shares of Common Stock payable pursuant to the special dividend provisions of subparagraphs II(a)(ii), II(b)(ii) or II(c)(ii), respectively, to the extent the special dividend has accrued and is unpaid.

(b)          If full cumulative dividends on the Series B, C and D Convertible Preferred Stock have not been paid through the most recent Dividend Payment Date, the Series B, C and D Convertible Preferred Stock may not be redeemed in part and the Company may not purchase or acquire any shares of the Series B, C and D Convertible Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Series B, C and D Convertible Preferred Stock. If less than all the outstanding shares of Series B, C and D Convertible Preferred Stock are to be redeemed, the Company will select those to be redeemed by lot or a substantially equivalent method.

(c)          (i)         All outstanding shares of the Series B, C and D Convertible Preferred Stock shall be redeemed by the Company at the redemption price specified above, immediately upon the first to occur of any one of the following: (A) October 15, 1996; (B) the date on which the Company enters into a definitive agreement for, or consummates, a sale of all or substantially all of the Company’s assets; (C) the date on which a merger or reorganization is consummated which results in the holders of the Company’s Common Stock immediately prior to the transaction owing less than 50% of the resulting entity; or (D) the receipt by the Company of written notice from the holders of not less than 80% of the holders of the outstanding shares of any of the Series B, C or D Convertible Preferred Stock stating that the holders have elected to cause the Company to redeem all the outstanding Series B, C and D Convertible Preferred Stock as a result of a failure by the Company to declare and make any dividend payment or distribution at the time and in the amount and manner provided for herein.

(ii)       All outstanding shares of the Series C and D Convertible Preferred Stock shall be redeemed by the Company, at the redemption price specified above, upon the completion by the Company of any one or more financings (including without limitation bank financings or public offerings or private placements of debt or equity securities but specifically not Including refinancings of existing debt or preferred stock or new working capital financings of up to $500,000 in the aggregate) in which the Company receives aggregate gross proceeds (before expenses associated with the financings) of $4,000,000 or more.

(d)          If notice of redemption shall have been given pursuant to this paragraph VII and any holder of shares of Series B, C or D Convertible Preferred Stock shall, prior to the close of business on the date fixed for redemption, give written notice to the Company pursuant to paragraph IV above of the conversion of any or all of the shares held by the holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Company), then the redemption shall not become effective as to the shares to be converted and the conversion shall become effective as provided in paragraph IV above.

VIII.       MISCELLANEOUS

(a)          Except as otherwise expressly provided, whenever in this resolution notices or other communications are required to be made, delivered or otherwise given to holders of shares of Series B, C or D Convertible Preferred Stock, the notice or other Communication shall be deemed properly given if deposited in the United states mail, postage prepaid, addressed to the persons shown on the books of the Company as such holders at the addresses as they appear in the books of the Company, as of a record date or dates determined in accordance with the Company’s Certificate of Incorporation and Bylaws and applicable law, as in effect from time to time.

(b)          The holders of the Series B, C or D Convertible Preferred Stock will not have any preemptive right to subscribe for or purchase any shares or any other securities which may be issued by the Company.

(c)          Except as may otherwise be required by law, the shares of Series B, C and D Convertible Preferred Stock shall not have any designations, preferences, limitations or relative rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Certificate of Incorporation.

(d)          The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(e)           If any right, preference or limitation of the Series B, C and D Convertible Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

IN WITNESS WHEREOF, IPS Health Care, Inc. has caused this certificate to be made under the seal of the Company and signed by ANDREW GALLIGAN, its President, and attested by FRANK STEELHARD its Assistant Secretary, this 30th day of October 1992.

IPS HEALTH CARE, INC.

By:	/s/ Andrew Galligan
President

[SEAL]

Attest:

/s/ Frank Steelhard
Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/12/1992
923385021 - 2224668

11/11/92

CERTIFICATE OF DESIGNATIONS

OF THE

SERIES B CONVERTIBLE PREFERRED STOCK
($.01 Par Value)

OF

IPS HEALTH CARE, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY that the following resolution was duly adopted on November __, 1992, at a duly convened meeting of the Board of Directors (the “Board”) of IPS Health Care, Inc., a Delaware corporation (the “Company”), at which a quorum was present end active throughout:

RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the provisions of the Certificate of Incorporation of the Company (the “Certificate of Incorporation”), the issuance of a series of preferred stock, par value $.01 per share (the “Preferred Stock”), which shall consist of up to 637,000 of the 5,000,000 shares of Preferred Stock which the Company now has authority to issue, be, and the same hereby are, authorized, and the Board hereby fixes the powers, designations, preferences and relative, participating:, optional and other special rights, and the qualifications, limitations and restrictions thereof, of the shares of such three series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) as follows:

I.            DESIGNATION AND AMOUNT

The total number of shares of Preferred Stock which the Company shall issue hereunder is 637,000. These shares of preferred Stock shall be designated as Series E Convertible Preferred Stock, $.01 par value per share.

II.           DIVIDENDS AND DISTRIBUTIONS

Holders of Series E Convertible Preferred Stock will be entitled to receive, when, as and if declared by the Board out of funds of the Company legally available therefor, an annual cash dividend at a rate of $.135 per share payable in quarterly installments on January 15, April 15, July 15 and October 15, commencing January 15, 1993 (each a “Dividend Payment Date”). Dividends on the Series E Convertible Preferred Stock will be cumulative from the date of initial issuance of shares of Series E Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Company on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board (each a “Dividend Payment Record Data”). No Dividend Payment Record Date shall precede the date upon which the resolution fixing the Dividend Payment Record Date is adopted. If dividends are not paid in full upon the Series E Convertible Preferred Stock, all dividends declared upon shares of Series E Convertible Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Series E Convertible Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Series E Convertible Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Series E Convertible Preferred Stock shall have been paid, dividends (other than in Common Stock (as defined in paragraph III below), other stock ranking junior to the Series E Convertible Preferred Stock and rights to acquire the foregoing) nay not be paid or declared and set aside for payment and other distributions may not be made upon the Common Stock or on any other stock of the Company ranking junior to or on a parity with the Series B Convertible Preferred Stock as to dividends, nor may any Common stock or any other stock of the Company ranking junior to or on a parity with the Series E Convertible Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration by the Company (except for repurchases from employees and consultants and except by conversion into or exchange for stock of the Company ranking junior to the Series E Convertible Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. Accrued but unpaid dividends shall not bear interest.

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III.          RANK

The shares of Series E Convertible Preferred Stock shall rank prior to the shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”) and of any other class of stock of the Company ranking junior to the Series E Convertible Preferred Stock upon liquidation (“Junior Liquidation Stock”), so that in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Series E Convertible Preferred Stock shall be entitled to receive out of the assets of the company available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any Junior Liquidation Stock, an amount equal to $1.00 par share (the “Liquidation Preference”) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Series E Convertible Preferred Stock, as the case may be, to the data of final distribution. If, upon any liquidation, dissolution or winding up of the Company, the assets of the company, or proceeds thereof, distributable among the holders of shares of Series E Convertible Preferred Stock shall be insufficient to pay in full the preferential amount described in the preceding sentence, then such assets, or the proceeds thereof, shall be distributable among the holders of the Series E Convertible Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon ware paid in full. After payment of the full amount of the Liquidation Preference and accumulated dividends to which holders of shares of Series E Convertible Preferred Stock are entitled, the holders of shares of Series E Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company. For the purposes hereof, neither a consolidation or merger of the Company with or into any other corporation, nor a sale or transfer of all or any part of the Company’s assets for cash or securities, shall be considered a liquidation, dissolution or winding up of the Company.

So long as any shares of Series E Convertible Preferred Stock remain outstanding:

(a)           No stock of any class or series of the Company shall rank prior to shares of the Series E Convertible Preferred Stock, either as to dividends or upon liquidation.

(b)          Shares of the Series E Convertible Preferred Stock shall be junior in rank to the Series B, C and D Convertible Preferred Stock issued pursuant to a Certificate of Designations dated October 26, 1992, as to dividends and upon liquidation, and the holders of stock of each such Series B, C and D shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference to the holders of Series E Preferred Stock. Except as provided in this paragraph (b), no stock of any class or series of the Company shall rank on a parity, as to dividends or upon liquidation, with shares of Series E Convertible Preferred Stock.

IV.          CONVERSION

(a)       Subject to and upon compliance with the provisions of this paragraph IV, the holder of any shares of series E Convertible preferred stock shall have the right, at his option, at any time, to convert the shares into fully paid and nonassessable shares of Common Stock at the rats of 0.25 shares of Common Stock per share of series E Convertible Preferred Stock, subject to adjustment as presented below, by surrendering the shares to be converted, in the manner provided in subparagraph IV(b) below; provide, however, that the right to convert shares of Series E Convertible Preferred Stock called for redemption pursuant to paragraph VII below shall terminate at the close of business on the date fixed for such redemption.

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(b)       (i)        In order to exercise the conversion privilege, the holder of each share of Series E Convertible preferred Stock to be converted shall surrender the certificate representing such share to the conversion agent for the Series E Convertible preferred Stock designated for such purpose by written notice to the holders of such shares by the Company (which may be the Company itself), with the Notice of Election to Convert on the back of said certificate duly completed and signed, at the principal office of the conversion agent. Unless the shares issuable on conversion are to be issued in the same name as the name in which the share of Series E Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or his duly authorised attorney. If the company fails to designate a conversion agent, the conversion agent shall be the Company.

(ii)       The holders of shares of Series E Convertible Preferred Stock at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on those shares on the corresponding Dividend Payment Date notwithstanding the conversion of the shares after the Dividend Payment Record Date or the Company’s default in payment of the dividend due on the Dividend Payment Date. The dividend with respect to a share of Series E Convertible Preferred Stock called for redemption on a date fixed for redemption between the close of business on any Dividend Payment Record Date and the opening of business on the corresponding Dividend Payment Date shall be payable on the Dividend Payment Date to the holder of the share of Series E Convertible Preferred Stock on the Dividend Payment Record Date notwithstanding the conversion of the share of Series E Convertible Preferred Stock after the Dividend Payment Record Date and prior to the Dividend Payment Date. The holders of shares of Series E Convertible Preferred Stock on a Dividend Payment Record Date who (or whose transferees) convert any of those shares on or after the corresponding Dividend Payment Date will receive the dividend payable by the Company on those shares of Series E Convertible Preferred Stock on the Dividend Payment Date. Except as provided above, neither the Company nor the holder shall make no payment or adjustment for accrued and unpaid dividends on shares of Series E Convertible Preferred Stock on conversion of those shares, or for dividends on the shares of Common Stock issued upon the conversion.

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(iii)      As promptly as practicable after the surrender by a holder of the certificates for shares of Series E Convertible Preferred Stock in accordance with this subparagraph IV(b), and in any event within three New York Stock Exchange trading days after such surrender, the Company shall issue and shall deliver at the office of the conversion agent to the holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon the conversion of those shares in accordance with the provisions of this paragraph IV, and any fractional interest in respect of a share of Common Stock or other security arising upon the conversion shall be settled as provided in subparagraph IV(c) below.

(iv)      Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which all of the conditions specified in subparagraph IV(b)(i) above shall have been satisfied, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock or other securities represented by those certificates at such time on such date and such conversion shall be at the Conversion Rate in effect at such time on such date, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which all of the conditions specified in subparagraph IV(b)(i) above shall have been satisfied. All shares of Common Stock delivered upon conversion of the Series E Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights. Upon the surrender of certificates representing shares of Series E Convertible Preferred Stock to be converted, the shares shall no longer be deemed to be outstanding and all rights or a holder with respect to the shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

(c)       No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of Series E Convertible Preferred Stock. Any fractional interest in a share of Common Stock resulting from conversion of a share of Series E Convertible Preferred Stock shall be paid in cash (computed to the nearest cent) based on the Current Market Price (as defined in subparagraph IV(d)(vi) below) of the Common Stock on the Trading Day (as defined in subparagraph IV(d)(v) below) next preceding the day of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon the conversion shall be computed on the basis of the aggregate Liquidation Preference of the shares of Series E Convertible Preferred Stock so surrendered.

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(d)      (i)        For purposes of this resolution, the “Conversion Rate” shall be 0.25 shares of Common Stock per share of Series E Convertible Preferred Stock, subject in each case to adjustment as provided below.

(ii)       In case the Company shall (A) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such event shall be adjusted so that the holder of any share of Series E Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which he would have owned or have been entitled to receive after the happening of such event had the share been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph IV(d)(ii) shall become effective immediately after the record date in the case of a dividend or distribution except as provided in subparagraph IV(d)(viii) below, and shall become effective immediately after the effective data in the case of subdivision or combination. If any dividend or distribution is not paid or made, the Conversion Price then in affect shall be appropriately readjusted.

(iii)      In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price (as defined in subparagraph IV(d)(v) below) of the Common Stock at the record date for the determination of stockholders entitled to receive the rights or warrants, the Conversion Rate in effect immediately prior to the issuance of such rights or warrants shall be adjusted so that it shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the date of issuance of the rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at the Current Market Price at that record date, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. The adjustment provided for in this subparagraph IV(d)(iii) shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in subparagraph IV(d)(viii) below after such record date. In determining whether any rights or warrants entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price, and in determining the aggregate offering price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board (whose determination, if made in good faith, shall be conclusive). If any or all of such rights or warrants are not so issued or expire or terminate without having been exercised, the Conversion Price then in effect shall be appropriately readjusted.

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(iv)      In case the company shall distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subparagraph IV(d)(iii) above) then, in each such case, the Conversion Rate shall be adjusted so that it shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the date of the distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board, whose determination, if made in good faith, shall be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed, or of the rights or warrants so distributed, with respect to one share of Common Stock, and of which the denominator shall be the Currant Market Price of the Common Stock on the record date. Such adjustment shall become effective immediately, except as provided in subparagraph IV(d) below, after the record date for the determination of shareholders entitled to receive such distribution. If any such distribution is not made or if any or all of such rights or warrants expire or terminate without having been exercised, the Conversion Rate then in effect shall be appropriately readjusted.

(v)       For the purpose of any computation hereunder, the “Current Market Price” of the Common Stock at any date shall be the average of the last reported sale prices per share for the ten consecutive Trading Days (as defined below) preceding the date of such computation. The last reported sale price for each day shall be (A) the last reported sale price of the Common Stock on the Automated Quotation System of the National Association of Securities Dealers, Inc. (the “NASDAQ System”), or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (B) if not quoted as described in clause (A), the mean of the high and low bid quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for the Common Stock on at least five of the ten preceding days, or (C) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (B) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (C) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. As used herein the term “Trading Days” means (x) if the Common Stock is quoted on the NASDAQ System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (y) if not quoted as described in clause (x), days on which quotations are reported by the National Quotation Bureau Incorporated, or (z) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

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(vi)      No adjustment in the Conversion Rate shall be required unless such adjustment would require a change of at least 1% in the Conversion Rate; provided, however, that any adjustments which by reason of this subparagraph IV(d)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided, further, that adjustment shall be required and made in accordance with the provisions of this paragraph IV (other than this subparagraph IV(d)(vi)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Common Stock. All calculations under this paragraph IV shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

(vii)     Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the conversion agent an officers’ certificate setting forth the Conversion Price after the adjustment and setting forth a brief statement of the facts requiring the adjustment, which certificate shall be conclusive evidence of the correctness of the adjustment. Promptly after delivery of the certificate, the Company shall prepare a notice of the adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which the adjustment becomes effective and shall mail the notice of such adjustment of the Conversion Rate to the holder of each share of Series E Convertible Preferred Stock at his last address as shown on the stock books of the Company.

(viii)    In any case in which this paragraph IV(d) provides that an adjustment shall become effective immediately after a record date for an event, the company may defer until the occurrence of the event (i) issuing to the holder of any share of Series E Convertible Preferred Stock converted after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon the conversion by reason of the adjustment required by the event over and above the Common Stock issuable upon such conversion before giving effect to the adjustment and (ii) paying to the holder any amount in cash in lieu of any fractional share pursuant to subparagraph IV(c) above.

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(e)          If:

(i)      the Company shall declare a dividend (or any other distribution) on the Common Stock (other than in cash out of retained earnings); or

(ii)     the company shall authorise the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

(iii)    there shall be any reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value, or from par value to no par value, or from no par value to par value), or any consolidation, merger, or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale or transfer of all or substantially all the assets of the Company; or

(iv)    there shall be a voluntary or an involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the conversion agent, and shall cause to be mailed to the holders of shares of the Series E Convertible Preferred Stock at their addresses as shown on the stock books of the Company, at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of the dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to the dividend, distribution or rights or warrants are to be determined or (B) the date on which the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect in the notice shall not affect the legality or validity of the proceedings described in this subparagraph IV(e).

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(f)    (i)    The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Series E Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series E Convertible Preferred Stock not theretofore converted. For purposes of this subparagraph IV(f), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series E Convertible Preferred Stock shall be computed as if at the time of computation all the outstanding shares were held by a single holder.

(ii)    Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Series E Convertible Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the adjusted Conversion Rate.

(iii)   Prior to the delivery of any securities which the Company shall be obligated to deliver upon conversion of the Series E Convertible Preferred Stock, the Company will endeavor, in good faith and as expeditiously as possible, to comply with all federal and state laws and regulations thereunder requiring the registration of those securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(g)           The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series E Convertible Preferred Stock pursuant hereto.

(h)           In case of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company with or into, any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock or any sale or transfer of all or substantially all of the assets of the Company, each holder of shares of Series E Convertible Preferred Stock then outstanding shall have the right thereafter to convert the shares of Series E Convertible Preferred Stock held by the holder into the kind and amount of securities, cash and other property which the holder would have been entitled to receive upon such reclassification, change, consolidation, merger, sale or transfer if the holder had held the Common Stock issuable upon the conversion of the shares of Series E Convertible Preferred Stock immediately prior to the reclassification, change, consolidation, merger, sale or transfer.

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V.           STATUS

Upon any conversion or redemption of shares of Series E Convertible Preferred Stock, the shares of Series E Convertible Preferred Stock so converted or redeemed shall have the status of authorised and unissued shares of Preferred Stock, and the number of shares of Preferred Stock which the Company shall have authority to issue shall not be decreased by the conversion, exchange or redemption of shares of Series E Convertible Preferred Stock.

VI.          VOTING RIGHTS

The holders of shares of Series E Convertible Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware.

Notwithstanding the foregoing, so long as any shares of the Series E Convertible Preferred Stock remain outstanding, the Company will not, either directly or indirectly or through merger or consolidation with or into any other corporation, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares then outstanding of the Series E Convertible Preferred Stock (i) create or issue or increase the authorized number of shares of any class or classes or series of stock ranking prior to the Series E Convertible Preferred Stock either as to dividends or upon liquidation, (ii) amend, alter or repeal any of the provisions of the Certificate of Incorporation (including this resolution) so as to affect adversely the preferences, special rights or powers of the Series E Convertible Preferred Stock or (iii) authorize any reclassification of the Series E Convertible Preferred Stock.

VII.         REDEMPTION BY THE COMPANY

(a)           The shares of Series E Convertible Preferred Stock may be redeemed for cash at the option of the Company, in whole, or from time to time in part, on at least five but not more than 60 days’ prior notice mailed to the holders of the shares to be redeemed, at a redemption price per share of $l.00 plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid to the date fixed for redemption.

(b)          If full cumulative dividends on the Series E Convertible Preferred Stock have not been paid through the most recent Dividend Payment Data, the Series E Convertible Preferred Stock may net be redeemed in part and the Company may not purchase or acquire any shares of the Series E Convertible Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Series E Convertible Preferred Stock. If less than all the outstanding shares of Series E Convertible Preferred Stock are to be redeemed, the Company will select those to be redeemed by lot or a substantially equivalent method.

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(c)           (i) All outstanding shares of the Series E Convertible Preferred Stock shall be redeemed by the Company at the redemption price specified above, immediately upon the first to occur of any one of the following: (A) October 15, 1996; (B) the date on which the Company enters into a definitive agreement for, or consummates, a sale of all or substantially all of the Company’s assets; (C) the date on which a merger or reorganisation is consummated which results in the holders of the Company’s Common Stock immediately prior to the transaction owing less than 50% of the resulting entity; or (D) the receipt by the Company of written notice from the holders of not less than 80% of the holders of the outstanding shares of any of the Series E Convertible Preferred Stock stating that the holders have elected to cause the Company to redeem all the outstanding Series E Convertible Preferred Stock as a result of a failure by the Company to declare and make any dividend payment or distribution at the time and in the amount and manner provided for herein.

(ii) All outstanding shares of the Series E Convertible Preferred Stock shall be redeemed by the Company, at the redemption price specified above, upon the completion by the Company of any one or more financings (including without limitation bank financings or public offerings or private placements of debt or equity securities but specifically not including refinancings of existing debt or preferred stock or new working capital financings of up to $500,000 in the aggregate) in which the Company receives aggregate gross proceeds (before expenses associated with the financings) of $4,000,000 or more.

(d)          If notice of redemption shall have been given pursuant to this paragraph VII and any holder of shares of Series E Convertible Preferred Stock shall, prior to the close of business on the date fixed for redemption, give written notice to the Company pursuant to paragraph IV above of the conversion of any or all of the shares held by the holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Company), then the redemption shall not become effective as to the shares to be converted and the conversion shall become effective as provided in paragraph IV above.

VIII.        MISCELLANEOUS

(a)          Except as otherwise expressly provided, whenever in this resolution notices or other communications are required to be made, delivered or otherwise given to holders of shares of Series E Convertible Preferred Stock, the notice or other communication shall be deemed properly given if deposited in the United States mail, postage prepaid, addressed to the persons shown on the books of the Company as such holders at the addresses as they appear in the books of the Company, as of a record date or dates determined in accordance with the Company’s Certificate of Incorporation and Bylaws and applicable law, as in effect from time to time.

(b)          The holders of the Series E Convertible Preferred Stock will not have any preemptive right to subscribe for or purchase any shares or any other securities which may be issued by the Company.

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(c)           Except as may otherwise be required by law, the shares of Series E Convertible Preferred Stock shall not have any designations, preferences, limitations or relative rights, other than those specifically set forth in this resolution (as such resolution nay be amended from time to time) and in the Certificate of Incorporation.

(d)           The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(e)           If any right, preference or limitation of the Series E Convertible Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

IN WITNESS WHEREOF, IPS Health Care, Inc. has caused this certificate to be made under the seal of the Company and signed by _________________, its President, and attested by FRANK STEELHARD, its Assistant Secretary, this 12 day of November 1992.

IPS HEALTH CARE, INC.

By:	/s/ Andrew Galligan
Vice President

[SEAL]

Attest:

/s/ Frank Steelhard
Assistant Secretary

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STATE OF DELAWARE
SECRETARY OF STATE
DIVISION DF CORPORATIONS
FILED 09:00 AM 08/22/1994
944156503 - 2224668

CERTIFICATE ELIMINATING EACH OF THE
SERIES B, SERIES C, SERIES D, AND SERIES E
REDEEMABLE CONVERTIBLE PREFERRED STOCK

OF

IPS HEALTH CARE, INC.

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

IPS HEALTH CARE, INC., a corporation organized and existing by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that the following resolution was duly adopted as of August 22, 1994 by the Board of Directors of the Corporation by unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware:

RESOLVED that pursuant to the authority expressly granted to and vested in the Board of Directors by the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors hereby states that none of the authorized shares of each of the Series B, Series C, Series D  and Series E Redeemable Convertible Preferred Stock, par value $.01 per share, of the Corporation are outstanding and that none will be issued.

When this certificate becomes effective in accordance with the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, all references in the Corporation’s Certificate of Incorporation to each of the Series B, Series C, Series D  and Series E Redeemable Convertible Preferred Stock will be eliminated.

IN WITNESS WHEREOF, the undersigned has signed his name, this 22nd day of August, 1994 and by such act affirms under penalties of perjury, that this instrument constitutes the act and deed of the Corporation and that the facts stated herein are true.

IPS HEALTH CARE, INC.

By:	/s/ Norman Hames
Norman Hames
President

ATTEST:

By:	/s/ Rebecca Van Harrevelt
Rebecca Van Harrevelt
Asst. Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:01 AM 06/22/1994
944156505 - 2224668

CERTIFICATE OF DESIGNATIONS

OF THE

SERIES F REDEEMABLE CONVERTIBLE PREFERRED STOCK
($.01 Par Value)

OF

IPS HEALTH CARE, INC.

Pursuant to Section 15l of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY that the following resolution was duly adopted as of August 22, 1994 by the Board of Directors (the “Board”) of IPS Health Care, Inc., a Delaware corporation (the “Company”), by unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware:

RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the provisions of the Certificate of Incorporation of the Company (the “Certificate of Incorporation”), the issuance of a series of preferred stock, par value $.01 per share (the “Preferred Stock”), which shall consist of 2,482,000 of the 5,000,000 shares of Preferred Stock which the Company now has authority to issue, be, and the same hereby are, authorized, and the Board hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of the shares (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) as follows:

I.            DESIGNATION AND AMOUNT

The total number of shares of Preferred Stock which the Company shall issue hereunder is 2,482,000. These shares of Preferred Stock shall be designated as Series F Redeemable Convertible Preferred Stock, $.01 par value per share.

II.           DIVIDENDS AND DISTRIBUTIONS

Holders of Series F Redeemable Convertible Preferred Stock will be entitled to receive, when, as and if declared by the Board out of funds of the Company legally available therefor, an annual cash dividend at the Dividend Rate (as hereinafter defined), payable in quarterly installments on July 15, October 15, January 15 and April 15 commencing July 15, 1995 (each a “Dividend Payment Date”). Dividends on the Series F Redeemable Convertible Preferred Stock will be cumulative from the date of initial issuance of shares of Series F Redeemable Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Company on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board (each a “Dividend Payment Record Date”). No Dividend Payment Record Date shall precede the date upon which the resolution fixing the Dividend Payment Record Date is adopted. If dividends are not paid in full upon the Series F Redeemable Convertible Preferred Stock and the Series G Redeemable Convertible Preferred Stock, par value $.01 per share (the “Series G Redeemable Convertible Preferred Stock”), of the Company, all dividends declared upon shares of Series F Redeemable Convertible Preferred Stock and Series G Redeemable Convertible Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Series F Redeemable Convertible Preferred Stock and the Series G Redeemable Convertible Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Series F Redeemable Convertible Preferred Stock and Series G Redeemable Convertible Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Series F Redeemable Convertible Preferred Stock shall have been paid, dividends (other than in Common Stock (as defined in paragraph III below), other stock ranking junior to the Series F Redeemable Convertible Preferred Stock and rights to acquire the foregoing) may not be paid or declared and set aside for payment and other distributions may not be made upon the Common Stock or on any other stock of the Company ranking junior to or on a parity with the Series F Redeemable Convertible Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Company ranking junior to or on a parity with the Series F Redeemable Convertible Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration by the Company (except for repurchases from employees and consultants and except by conversion into or exchange for stock of the Company ranking junior to the Series F Redeemable Convertible Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. Accrued but unpaid dividends shall not bear interest. As used herein, “Dividend Rate” means (i) for dividends payable on a Dividend Payment Date prior to July 15, 2000, $.05 per share; (ii) for dividends payable on a Dividend Payment Date on or after July 15, 2000 but prior to July 15, 2001, $.07 per share; (iii) for dividends payable on a Dividend Payment Date on or after July 15, 2001 but prior to July 15, 2002, $.085 per share; and (iv) for dividends payable on a Dividend Payment Date on or after July 15, 2002, $.10 per share.

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III.          RANK

The shares of Series F Redeemable Convertible Preferred Stock shall rank prior to the shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”) and of any other class of stock of the Company ranking junior to the Series F Redeemable Convertible Preferred Stock upon liquidation (“Junior Liquidation Stock”), so that in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Series F Redeemable Convertible Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any Junior Liquidation Stock, an amount equal to $1.00 per share (the “Liquidation Preference”) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Series F Redeemable Convertible Preferred Stock, as the case may be, to the date of final distribution. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Series F Redeemable Convertible Preferred Stock and Series G Redeemable Convertible Preferred Stock shall be insufficient to pay in full the preferential amount described in the preceding sentence, then such assets, or the proceeds thereof, shall be distributable among the holders of the Series F Redeemable Convertible Preferred Stock and Series G Redeemable Convertible Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. After payment of the full amount of the Liquidation Preference and accumulated dividends to which holders of shares of Series F Redeemable Convertible Preferred Stock are entitled, the holders of shares of Series F Redeemable Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company. For the purposes hereof, neither a consolidation or merger of the Company with or into any other corporation, nor a sale or transfer of all or any part of the Company’s assets for cash or securities, shall be considered a liquidation, dissolution or winding up of the Company.

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So long as any shares of Series F Redeemable Convertible Preferred Stock remain outstanding, no stock of any class or series of the Company shall rank prior to shares of the Series F Redeemable Convertible Preferred Stock, either as to dividends or upon liquidation. Shares of the Series F Redeemable Convertible Preferred Stock shall rank on a parity, as to dividends or upon liquidation, with shares of the Series G Redeemable Convertible Preferred Stock issued pursuant to a Certificate of Designations dated August 22, 1994.

IV.          CONVERSION

(a)           Subject to and upon compliance with the provisions of this paragraph IV, the holder of any shares of Series F Redeemable Convertible Preferred Stock shall have the right, at his option, at any time, to convert the shares into fully paid and nonassessable shares of Common Stock at the rate of one share of Common Stock per 2.482 shares of Series F Redeemable Convertible Preferred Stock, subject to adjustment as presented below, by surrendering the shares to be converted, in the manner provided in subparagraph IV(b) below; provided, however, that the right to convert shares of Series F Redeemable Convertible Preferred Stock called for redemption pursuant to paragraph VII below shall terminate at the close of business on the date fixed for such redemption.

(b)           (i)           In order to exercise the conversion privilege, the holder of each share of Series F Redeemable Convertible Preferred Stock to be converted shall surrender the certificate representing such share to the conversion agent for the Series F Redeemable Convertible Preferred Stock designated for such purpose by written notice to the holders of such shares by the Company (which may be the Company itself), with the Notice of Election to Convert on the back of said certificate duly completed and signed, at the principal office of the conversion agent. Unless the shares issuable on conversion are to be issued in the same name as the name in which the share of Series F Redeemable Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or his duly authorized attorney. If the Company fails to designate a conversion agent, the conversion agent shall be the Company.

(ii)           The holders of shares of Series F Redeemable Convertible Preferred Stock at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on those shares on the corresponding Dividend Payment Date notwithstanding the conversion of the shares after the Dividend Payment Record Date or the Company’s default in payment of the dividend due on the Dividend Payment Date. The dividend with respect to a share of Series F Redeemable Convertible Preferred Stock called for redemption on a date fixed for redemption between the close of business on any Dividend Payment Record Date and the opening of business on the corresponding Dividend Payment Date shall be payable on the Dividend Payment Date to the holder of the share of Series F Redeemable Convertible Preferred Stock on the Dividend Payment Record Date notwithstanding the conversion of the share of Series F Redeemable Convertible Preferred Stock after the Dividend Payment Record Date and prior to the Dividend Payment Date. The holders of shares of Series F Redeemable Convertible Preferred Stock on a Dividend Payment Record Date who (or whose transferees) convert any of those shares on or after the corresponding Dividend Payment Date will receive the dividend payable by the Company on those shares of Series F Redeemable Convertible Preferred Stock on the Dividend Payment Date. Except as provided above, neither the Company nor the holder shall make any payment or adjustment for accrued and unpaid dividends on shares of Series F Redeemable Convertible Preferred Stock on conversion of those shares, or for dividends on the shares of Common Stock issued upon the conversion.

4

(iii)          As promptly as practicable after the surrender by a holder of the certificates for shares of Series F Redeemable Convertible Preferred Stock in accordance with this subparagraph IV(b), and in any event within three New York Stock Exchange trading days after such surrender, the Company shall issue and shall deliver at the office of the conversion agent to the holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon the conversion of those shares in accordance with the provisions of this paragraph IV, and any fractional interest in respect of a share of Common Stock or other security arising upon the conversion shall be settled as provided in subparagraph IV(c) below.

(iv)          Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which all of the conditions specified in subparagraph IV(b)(i) above shall have been satisfied, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock or other securities represented by those certificates at such time on such date and such conversion shall be at the Conversion Rate (as hereinafter defined) in effect at such time on such date, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which all of the conditions specified in subparagraph IV(b)(i) above shall have been satisfied. All shares of Common Stock delivered upon conversion of the Series F Redeemable Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights. Upon the surrender of certificates representing shares of Series F Redeemable Convertible Preferred Stock to be converted, the shares shall no longer be deemed to be outstanding and all rights of a holder with respect to the shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

5

(c)           No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of Series F Redeemable Convertible Preferred Stock. Any fractional interest in a share of Common Stock resulting from conversion of a share of Series F Redeemable Convertible Preferred Stock shall be paid in cash (computed to the nearest cent) based on the Current Market Price (as defined in subparagraph IV(d)(vi) below) of the Common Stock on the Trading Day (as defined in subparagraph IV(d)(v) below) next preceding the day of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon the conversion shall be computed on the basis of the aggregate Liquidation Preference of the shares of Series F Redeemable Convertible Preferred Stock so surrendered.

(d)          (i)        For purposes of this resolution, the Conversion Price shall be one share of Common Stock per 2.482 shares of Series F Redeemable Convertible Preferred Stock, subject in each case to adjustment as provided below.

(ii)       In case the Company shall (A) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such event shall be adjusted so that the holder of any share of Series F Redeemable Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which he would have owned or have been entitled to receive after the happening of such event had the share been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph IV(d)(ii) shall become effective immediately after the record date in the case of a dividend or distribution except as provided in subparagraph IV(d)(viii) below, and shall become effective immediately after the effective date in the case of subdivision or combination. If any dividend or distribution is not paid or made, the Conversion Price then in effect shall be appropriately readjusted.

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(iii)          In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price (as defined in subparagraph IV(d)(v) below) of the Common Stock at the record date for the determination of stockholders entitled to receive the rights or warrants, the Conversion Price in effect immediately prior to the issuance of such rights or warrants shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of the rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. The adjustment provided for in this subparagraph IV(d)(iii) shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in subparagraph IV(d)(viii) below after such record date. In determining whether any rights or warrants entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price, and in determining the aggregate offering price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board (whose determination, if made in good faith, shall be conclusive). If any or all of such rights or warrants are not so issued or expire or terminate without having been exercised, the Conversion Price then in effect shall be appropriately readjusted.

(iv)          In case the Company shall distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subparagraph IV(d)(iii) above) then, in each such case, the Conversion Rate shall be adjusted so that it shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the date of the distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board, whose determination, if made in good faith, shall be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed, or of the rights or warrants so distributed, with respect to one share of Common Stock, and of which the denominator shall be the Current Market Price of the Common Stock on the record date. Such adjustment shall become effective immediately, except as provided in subparagraph IV(d) below, after the record date for the determination of shareholders entitled to receive such distribution. If any such distribution is not made or if any or all of such rights or warrants expire or terminate without having been exercised, the Conversion Rate then in effect shall be appropriately readjusted.

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(v)           For the purpose of any computation hereunder, the “Current Market Price” of the Common Stock at any date shall be the average of the last reported sale prices per share for the ten consecutive Trading Days (as defined below) preceding the date of such computation. The last reported sale price for each day shall be (A) the last reported sale price of the Common Stock on the Automated Quotation System of the National Association of Securities Dealers, Inc. (the “NASDAQ System”), or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (B) if not quoted as described in clause (A), the mean of the high and low bid quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for the Common Stock on at least five of the ten preceding days, or (C) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (B) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (C) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. As used herein the term “Trading Days” means (x) if the Common Stock is quoted on the NASDAQ System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (y) if not quoted as described in clause (x), days on which quotations are reported by the National Quotation Bureau Incorporated, or (z) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

(vi)          No adjustment in the Conversion Rate shall be required unless such adjustment would require a change of at least 1% in the Conversion Rate; provided, however, that any adjustments which by reason of this subparagraph IV(d)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided, further, that adjustment shall be required and made in accordance with the provisions of this paragraph IV (other than this subparagraph IV(d)(vi)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Common Stock. All calculations under this paragraph IV shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

(vii)         Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the conversion agent an officers’ certificate setting forth the Conversion Rate after the adjustment and setting forth a brief statement of the facts requiring the adjustment, which certificate shall be conclusive evidence of the correctness of the adjustment. Promptly after delivery of the certificate, the Company shall prepare a notice of the adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which the adjustment becomes effective and shall mail the notice of such adjustment of the Conversion Rate to the holder of each share of Series F Redeemable Convertible Preferred Stock at his last address as shown on the stock books of the Company.

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(viii)        In any case in which this paragraph IV(d) provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of the event (i) issuing to the holder of any share of Series F Redeemable Convertible Preferred Stock converted after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon the conversion by reason of the adjustment required by the event over and above the Common Stock issuable upon such conversion before giving effect to the adjustment and (ii) paying to the holder any amount in cash in lieu of any fractional share pursuant to subparagraph IV(c) above.

(e)           If:

(i)            the Company shall declare a dividend (or any other distribution) on the Common Stock (other than in cash out of retained earnings); or

(ii)           the Company shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

(iii)          there shall be any reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value, or from par value to no par value, or from no par value to par value), or any consolidation, merger, or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale or transfer of all or substantially all the assets of the Company; or

(iv)          there shall be a voluntary or an involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the conversion agent, and shall cause to be mailed to the holders of shares of the Series F Redeemable Convertible Preferred Stock at their addresses as shown on the stock books of the Company, at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of the dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to the dividend, distribution or rights or warrants are to be determined or (B) the date on which the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common stock for securities or other property deliverable upon the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect in the notice shall not affect the legality or validity of the proceedings described in this subparagraph IV(e).

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(f)           (i)            The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Series F Redeemable Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series F Redeemable Convertible Preferred Stock not theretofore converted. For purposes of this subparagraph IV(f), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series F Redeemable Convertible Preferred Stock shall be computed as if at the time of computation all the outstanding shares were held by a single holder.

(ii)           Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Series F Redeemable Convertible Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the adjusted Conversion Rate.

(iii)          Prior to the delivery of any securities which the Company shall be obligated to deliver upon conversion of the Series F Redeemable Convertible Preferred Stock, the Company will endeavor, in good faith and as expeditiously as possible, to comply with all federal and state laws and regulations thereunder requiring the registration of those securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(g)           The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series F Redeemable Convertible Preferred Stock pursuant hereto.

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(h)           In case of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company with or into, any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock or any sale or transfer of all or substantially all of the assets of the Company, each holder of shares of Series F Redeemable Convertible Preferred Stock then outstanding shall have the right thereafter to convert the shares of Series F Redeemable Convertible Preferred Stock held by the holder into the kind and amount of securities, cash and other property which the holder would have been entitled to receive upon such reclassification, change, consolidation, merger, sale or transfer if the holder had held the Common Stock issuable upon the conversion of the shares of Series F Redeemable Convertible Preferred Stock immediately prior to the reclassification, change, consolidation, merger, sale or transfer.

V.           STATUS

Upon any conversion or redemption of shares of Series F Redeemable Convertible Preferred Stock, the shares of Series F Redeemable Convertible Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of Preferred Stock, and the number of shares of Preferred Stock which the Company shall have authority to issue shall not be decreased by the conversion, exchange or redemption of shares of Series F Redeemable Convertible Preferred Stock.

VI.          VOTING RIGHTS

The holders of shares of Series F Redeemable Convertible Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware.

Notwithstanding the foregoing, so long as any shares of the Series F Redeemable Convertible Preferred Stock remain outstanding, the Company will not, either directly or indirectly or through merger or consolidation with or into any other corporation, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares then outstanding of the Series F Redeemable Convertible Preferred Stock (i) create or issue or increase the authorized number of shares of any class or classes or series of stock ranking prior to or pari passu with the Series F Redeemable Convertible Preferred Stock either as to dividends or upon liquidation, (ii) amend, alter or repeal any of the provisions of the Certificate of Incorporation (including this resolution) so as to affect adversely the preferences, special rights or powers of the Series F Redeemable Convertible Preferred Stock or (iii) authorize any reclassification of the Series F Redeemable Convertible Preferred Stock.

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VII.        REDEMPTION BY THE COMPANY

(a) The shares of Series F Redeemable Convertible Preferred Stock may be redeemed for cash at the option of the Company, in whole, or from time to time in part, on at least five but not more than 60 days’ prior notice mailed to the holders of the shares to be redeemed, at a redemption price per share of $1.00 plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid to the date fixed for redemption.

(b) If full cumulative dividends on the Series F Redeemable Convertible Preferred Stock have not been paid through the most recent Dividend Payment Date, the Series F Redeemable Convertible Preferred Stock may not be redeemed in part and the Company may not purchase or acquire any shares of the Series F Redeemable Convertible Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Series F Redeemable Convertible Preferred Stock. If less than all the outstanding shares of Series F Redeemable Convertible Preferred Stock are to be redeemed, the Company will select those to be redeemed by lot or a substantially equivalent method.

(c) If notice of redemption shall have been given pursuant to this paragraph VII and any holder of shares of Series F Redeemable Convertible Preferred Stock shall, prior to the close of business on the date fixed for redemption, give written notice to the Company pursuant to paragraph IV above of the conversion of any or all of the shares held by the holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Company), then the redemption shall not become effective as to the shares to be converted and the conversion shall become effective as provided in paragraph IV above.

VIII.        MISCELLANEOUS

(a)   Except as otherwise expressly provided, whenever in this resolution notices or other communications are required to be made, delivered or otherwise given to holders of shares of Series F Redeemable Convertible Preferred Stock, the notice or other communication shall be deemed properly given if deposited in the United States mail, postage prepaid, addressed to the persons shown on the books of the Company as such holders at the addresses as they appear in the books of the Company, as of a record date or dates determined in accordance with the Company’s Certificate of Incorporation and Bylaws and applicable law, as in effect from time to time.

(b)   The holders of the Series F Redeemable Convertible Preferred Stock will not have any preemptive right to subscribe for or purchase any shares or any other securities which may be issued by the Company.

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(c)   Except as may otherwise be required by law, the shares of Series F Redeemable Convertible Preferred Stock shall not have any designations, preferences, limitations or relative rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Certificate of Incorporation.

(d)   The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(e)   If any right, preference or limitation of the Series F Redeemable Convertible Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

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IN WITNESS WHEREOF, IPS Health Care, Inc. has caused this certificate to be signed by Norman Hames, its President, and attested by Rebecca Van Harrevelt, its Assistant Secretary, this 22nd day of August 1994.

IPS HEALTH CARE, INC.

By:	/s/ Norman Hames
Norman Hames
President

Attest:

/s/ Rebecca Van Harrevelt
Rebecca Van Harrevelt
Asst. Secretary

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STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:02 AM 08/22/1994
944156506 - 2224668

CERTIFICATE OF DESIGNATIONS

OF THE

SERIES G REDEEMABLE CONVERTIBLE PREFERRED STOCK
($.01 Par Value)

OF

IPS HEALTH CARE, INC.

Pursuant to Section 151 of the
General Corporation Law of the state of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY that the following resolution was duly adopted as of August 22, 1994 by the Board of Directors (the “Board”) of IPS Health care, Inc., a Delaware corporation (the “Company”), by unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware:

RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the provisions of the Certificate of Incorporation of the Company (the “Certificate of Incorporation”), the issuance of a series of preferred stock, par value $.01 per share (the “Preferred Stock”), which shall consist of 2,000,000 of the 5,000,000 shares of Preferred Stock which the Company now has authority to issue, be, and the same hereby are, authorized, and the Board hereby fixes the powers, designations, preferences and relative, participating, optional and other Special rights, and the qualifications, limitations and restrictions thereof, of the shares (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) as follows:

I.                    DESIGNATION AND AMOUNT

The total number of shares of Preferred Stock which the Company shall issue hereunder is 2,000,000. These shares of Preferred Stock shall be designated as Series G Redeemable Convertible Preferred Stock, $.01 par value per share.

II.                  DIVIDENDS AND DISTRIBUTIONS

Holders of Series G Redeemable Convertible Preferred Stock will be entitled to receive, when, as and if declared by the Board out of funds of the Company legally available therefor, an annual cash dividend at the Dividend Rate (as hereinafter defined), payable in quarterly installments on July 15, October 15, January 15 and April 15 commencing July 15, 1995 (each a “Dividend Payment Date”). Dividends on the Series G Redeemable Convertible Preferred Stock will be cumulative from the date of initial issuance of shares of Series G Redeemable Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Company on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board (each a “Dividend Payment Record Date”). No Dividend Payment Record Date shall precede the date upon which the resolution fixing the Dividend Payment Record Date is adopted. If dividends are not paid in full upon the Series G Redeemable Convertible Preferred Stock and the Series F Redeemable Convertible Preferred Stock, par value $.01 per share (the “Series F Redeemable Convertible Preferred Stock”), of the Company, all dividends declared upon shares of Series G Redeemable Convertible Preferred Stock and Series F Redeemable Convertible Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Series G Redeemable Convertible Preferred Stock and the Series F Redeemable Convertible Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Series G Redeemable Convertible Preferred Stock and Series F Redeemable Convertible Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Series G Redeemable convertible Preferred Stock shall have been paid, dividends (other than in Common Stock (as defined in paragraph III below), other stock ranking junior to the Series G Redeemable Convertible Preferred Stock and rights to acquire the foregoing) may not be paid or declared and set aside for payment and other distributions may not be made upon the Common Stock or on any other stock of the Company ranking junior to or on a parity with the Series G Redeemable Convertible Preferred Stock as to dividends, nor may any Common stock or any other stock of the Company ranking junior to or on a parity with the Series G Redeemable Convertible Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration by the Company (except for repurchases from employees and consultants and except by conversion into or exchange for stock of the Company ranking junior to the Series G Redeemable Convertible Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. Accrued but unpaid dividends shall not bear interest. As used herein, “Dividend Rate” means (i) for dividends payable on a Dividend Payment Date prior to July 15, 2000, $.05 per share; (ii) for dividends payable on a Dividend Payment Date on or after July 15, 2000 but prior to July 15, 2001, $.07 per share; (iii) for dividends payable on a Dividend Payment Date on or after July 15, 2001 but prior to July 15, 2002, $.085 per share; and (iv) for dividends payable on a Dividend Payment Date on or after July 15, 2002, $.10 per share.

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III.                 RANK

The shares of Series G Redeemable Convertible Preferred Stock shall rank prior to the shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”) and of any other class of stock of the Company ranking junior to the Series G Redeemable Convertible Preferred Stock upon liquidation (“Junior Liquidation Stock”), so that in the event of any liquidation, dissolution or winding up of the company, whether voluntary or involuntary, the holders of the Series G Redeemable Convertible Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any Junior Liquidation Stock, an amount equal to $1.00 per share (the “Liquidation Preference”) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Series G Redeemable Convertible Preferred Stock, as the case may be, to the date of final distribution. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Series G Redeemable Convertible Preferred Stock and Series F Redeemable Convertible Preferred Stock shall be insufficient to pay in full the preferential amount described in the preceding sentence, then such assets, or the proceeds thereof, shall be distributable among the holders of the Series G Redeemable Convertible Preferred Stock and Series F Redeemable Convertible Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full After payment of the full amount of the Liquidation Preference and accumulated dividends to which holders of shares of Series G Redeemable Convertible Preferred Stock are entitled, the holders of shares of Series G Redeemable Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company. For the purposes hereof, neither a consolidation or merger of the Company with or into any other corporation, nor a sale or transfer of all or any part of the Company’s assets for cash or securities, shall be considered a liquidation, dissolution or winding up of the Company.

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So long as any shares of Series G Redeemable Convertible Preferred Stock remain outstanding, no stock of any class or series of the Company shall rank prior to shares of the Series G Redeemable Convertible Preferred Stock, either as to dividends or upon liquidation. Shares of the Series G Redeemable Convertible Preferred Stock shall rank on a parity, as to dividends or upon liquidation, with shares of the Series F Redeemable Convertible Preferred Stock issued pursuant to a Certificate of Designations dated August 22, 1994.

IV.                 CONVERSION

(a)   Subject to and upon compliance with the provisions of this paragraph IV, the holder of any shares of Series G Redeemable Convertible Preferred Stock shall have the right, at his option, at any time, to convert the shares into fully paid and nonassessable shares of Common Stock at the rate of one share of Common Stock per 2.0 shares of Series G Redeemable Convertible Preferred Stock, subject to adjustment as presented below, by surrendering the shares to be converted, in the manner provided in subparagraph IV(b) below; provided. however, that the right to convert shares of Series G Redeemable Convertible Preferred Stock called for redemption pursuant to paragraph VII below shall terminate at the close of business on the date fixed for such redemption.

(b)   (i)     In order to exercise the conversion privilege, the holder of each share of Series G Redeemable Convertible Preferred Stock to be converted shall surrender the certificate representing such share to the conversion agent for the Series G Redeemable Convertible Preferred Stock designated for such purpose by written notice to the holders of such shares by the Company (which may be the Company itself), with the Notice of Election to Convert on the back of said certificate duly completed and signed, at the principal office of the conversion agent. Unless the shares issuable on conversion are to be issued in the same name as the name in which the share of Series G Redeemable Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or his duly authorized attorney. If the Company fails to designate a conversion agent, the conversion agent shall be the Company.

(ii)     The holders of shares of Series G Redeemable Convertible Preferred Stock at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on those shares on the corresponding Dividend Payment Date notwithstanding the conversion of the shares after the Dividend Payment Record Date or the Company’s default in payment of the dividend due on the Dividend Payment Date. The dividend with respect to a share of Series G Redeemable Convertible Preferred Stock called for redemption on a date fixed for redemption between the close of business on any Dividend Payment Record Date and the opening of business on the corresponding Dividend Payment Date shall be payable on the Dividend Payment Date to the holder of the share of Series G Redeemable Convertible Preferred Stock on the Dividend Payment Record Date notwithstanding the conversion of the share of Series G Redeemable Convertible Preferred Stock after the Dividend Payment Record Date and prior to the Dividend Payment Date. The holders of shares of Series G Redeemable Convertible Preferred Stock on a Dividend Payment Record Date who (or whose transferees) convert any of those shares on or after the corresponding Dividend Payment Date will receive the dividend payable by the Company on those shares of Series G Redeemable Convertible Preferred Stock on the Dividend Payment Date. Except as provided above, neither the Company nor the holder shall make any payment or adjustment for accrued and unpaid dividends on shares of Series G Redeemable Convertible Preferred Stock on conversion of those shares, or for dividends on the shares of Common Stock issued upon the conversion.

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(iii)    As promptly as practicable after the surrender by a holder of the certificates for shares of Series G Redeemable Convertible Preferred Stock in accordance with this subparagraph IV(b), and in any event within three New York Stock Exchange trading days after such surrender, the Company shall issue and shall deliver at the office of the conversion agent to the holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon the conversion of those shares in accordance with the provisions of this paragraph IV, and any fractional interest in respect of a share of Common Stock or other security arising upon the conversion shall be settled as provided in subparagraph IV(c) below.

(iv)    Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which all of the conditions specified in subparagraph IV(b)(i) above shall have been satisfied, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock or other securities represented by those certificates at such time on such date and such conversion shall be at the Conversion Rate (as hereinafter defined) in effect at such time on such date, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which all of the conditions specified in subparagraph IV(b)(i) above shall have been satisfied. All shares of Common Stock delivered upon conversion of the Series G Redeemable Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights. Upon the surrender of certificates representing shares of Series G Redeemable Convertible Preferred Stock to be converted, the shares shall no longer be deemed to be outstanding and all rights of a holder with respect to the shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

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(c)       No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of Series G Redeemable Convertible Preferred Stock. Any fractional interest in a share of Common Stock resulting from conversion of a share of Series G Redeemable convertible Preferred Stock shall be paid in cash (computed to the nearest cent) based on the Current Market Price (as defined in subparagraph IV(d)(vi) below) of the Common Stock on the Trading Day (as defined in subparagraph IV(d)(v) below) next preceding the day of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon the conversion shall be computed on the basis of the aggregate Liquidation Preference of the shares of Series G Redeemable Convertible Preferred Stock so surrendered.

(d)       (i)      For purposes of this resolution, the Conversion Price shall be one share of Common Stock per 2.480 shares of Series G Redeemable Convertible Preferred Stock, subject in each case to adjustment as provided below.

(ii)     In case the Company shall (A) pay a dividend or make a distribution on its Common stock in shares of its Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such event shall be adjusted so that the holder of any share of Series G Redeemable Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which he would have owned or have been entitled to receive after the happening of such event had the share been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph IV(d)(ii) shall become effective immediately after the record date in the case of a dividend or distribution except as provided in subparagraph IV(d)(viii) below, and shall become effective immediately after the effective date in the case of subdivision or combination. If any dividend or distribution is not paid or made, the Conversion Price then in effect shall be appropriately readjusted.

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(iii)   In case the Company shall issue rights or warrants to all holders of its common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price (as defined in subparagraph IV(d)(v) below) of the Common Stock at the record date for the determination of stockholders entitled to receive the rights or warrants, the Conversion Price in effect immediately prior to the issuance of such rights or warrants shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of the rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. The adjustment provided for in this subparagraph IV(d)(iii) shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in subparagraph IV(d)(viii) below after such record date. In determining whether any rights or warrants entitle the holders of the common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price, and in determining the aggregate offering price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board (whose determination, if made in good faith, shall be conclusive). If any or all of such rights or warrants are not so issued or expire or terminate without having been exercised, the Conversion Price then in effect shall be appropriately readjusted.

(iv)   In case the Company shall distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subparagraph IV(d)(iii) above) then, in each such case, the Conversion Rate shall be adjusted so that it shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the date of the distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board, whose determination, if made in good faith, shall be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed, or of the rights or warrants so distributed, with respect to one share of Common Stock, and of which the denominator shall be the Current Market Price of the Common Stock on the record date. Such adjustment shall become effective immediately, except as provided in subparagraph IV(d) below, after the record date for the determination of shareholders entitled to receive such distribution. If any such distribution is not made or if any or all of such rights or warrants expire or terminate without having been exercised, the Conversion Rate then in effect shall be appropriately readjusted.

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(v)    For the purpose of any computation hereunder, the “Current Market Price” of the Common Stock at any date shall be the average of the last reported sale prices per share for the ten consecutive Trading Days (as defined below) preceding the date of such computation. The last reported sale price for each day shall be (A) the last reported sale price of the Common Stock on the Automated Quotation System of the National Association of Securities Dealers, Inc. (the “NASDAQ System”), or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (B) if not quoted as described in clause (A), the mean of the high and low bid quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for the Common Stock on at least five of the ten preceding days, or (C) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (B) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (C) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. As used herein the term “Trading Days” means (x) if the Common Stock is quoted on the NASDAQ System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (y) if not quoted as described in clause (x), days on which quotations are reported by the National Quotation Bureau Incorporated, or (z) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

(vi)   No adjustment in the Conversion Rate shall be required unless such adjustment would require a change of at least 1% in the Conversion Rate; provided, however, that any adjustments which by reason of this subparagraph IV(d)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided, further, that adjustment shall be required and made in accordance with the provisions of this paragraph IV (other than this subparagraph IV(d)(vi)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Common Stock. All calculations under this paragraph IV shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

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(vii) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the conversion agent an officers’ certificate setting forth the Conversion Rate after the adjustment and setting forth a brief statement of the facts requiring the adjustment, which certificate shall be conclusive evidence of the correctness of the adjustment. Promptly after delivery of the cert if certificate, the Company shall prepare a notice of the adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which the adjustment becomes effective and shall mail the notice of such adjustment of the Conversion Rate to the holder of each share of Series G Redeemable Convertible Preferred Stock at his last address as shown on the stock books of the Company.

(viii) In any case in which this paragraph IV(d) provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of the event (i) issuing to the holder of any share of Series G Redeemable Convertible Preferred Stock converted after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon the conversion by reason of the adjustment required by the event over and above the Common Stock issuable upon such conversion before giving effect to the adjustment and (ii) paying to the holder any amount in cash in lieu of any fractional share pursuant to subparagraph IV(c) above.

(e)      If:

(i)      the Company shall declare a dividend (or any other distribution) on the Common Stock (other than in cash out of retained earnings); or

(ii)     the Company shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

(iii)    there shall be any reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value, or from par value to no par value, or from no par value to par value), or any consolidation, merger, or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale or transfer of all or substantially all the assets of the Company; or

(iv)   there shall be a voluntary or an involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the conversion agent, and shall cause to be mailed to the holders of shares of the Series G Redeemable Convertible Preferred Stock at their addresses as shown on the stock books of the Company, at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of the dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to the dividend, distribution or rights or warrants are to be determined or (B) the date on which the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect in the notice shall not affect the legality or validity of the proceedings described in this subparagraph IV(e)

9

(f)       (i)        The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Series G Redeemable Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series G Redeemable Convertible Preferred Stock not theretofore converted. For purposes of this subparagraph IV(f), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series G Redeemable Convertible Preferred Stock shall be computed as if at the time of computation all the outstanding shares were held by a single holder.

(ii)      Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Series G Redeemable Convertible Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the adjusted Conversion Rate.

(iii)     Prior to the delivery of any securities which the Company shall be obligated to deliver upon conversion of the Series G Redeemable convertible Preferred Stock, the Company will endeavor, in good faith and as expeditiously as possible, to comply with all federal and state laws and regulations thereunder requiring the registration of those securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(g)      The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series G Redeemable Convertible Preferred Stock pursuant hereto.

10

(h)      In case of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company with or into, any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock or any sale or transfer of all or substantially all of the assets of the Company, each holder of shares of Series G Redeemable Convertible Preferred Stock then outstanding shall have the right thereafter to convert the shares of Series G Redeemable Convertible Preferred Stock held by the holder into the kind and amount of securities, cash and other property which the holder would have been entitled to receive upon such reclassification, change, consolidation, merger, sale or transfer if the holder had held the Common Stock issuable upon the conversion of the shares of Series G Redeemable Convertible Preferred Stock immediately prior to the reclassification, change, consolidation, merger, sale or transfer.

V.	STATUS

Upon any conversion or redemption of shares of Series G Redeemable Convertible Preferred Stock, the shares of Series G Redeemable Convertible Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of Preferred Stock, and the number of shares of Preferred Stock which the Company shall have authority to issue shall not be decreased by the conversion, exchange or redemption of shares of Series G Redeemable Convertible Preferred Stock.

VI.	VOTING RIGHTS

The holders of shares of Series G Redeemable Convertible Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware.

Notwithstanding the foregoing, so long as any shares of the Series G Redeemable Convertible Preferred Stock remain outstanding, the Company will not, either directly or indirectly or through merger or consolidation with or into any other corporation, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares then outstanding of the Series G Redeemable Convertible Preferred Stock (i) create or issue or increase the authorized number of shares of any class or classes or series of stock ranking prior to or pari passu with the Series G Redeemable Convertible Preferred Stock either as to dividends or upon liquidation, (ii) amend, alter or repeal any of the provisions of the Certificate of Incorporation (including this resolution) so as to affect adversely the preferences, special rights or powers of the Series G Redeemable Convertible Preferred Stock or (iii) authorize any reclassification of the Series G Redeemable Convertible Preferred Stock.

11

VII.	REDEMPTION BY THE COMPANY

(a)      The shares of Series G Redeemable Convertible Preferred Stock may be redeemed for cash at the option of the Company, in whole, or from time to time in part, on at least five but not more than 60 days’ prior notice mailed to the holders of the shares to be redeemed, at a redemption price per share of $1.00 plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid to the date fixed for redemption.

(b)      If full cumulative dividends on the Series G Redeemable Convertible Preferred Stock have not been paid through the most recent Dividend Payment Date, the Series G Redeemable Convertible Preferred Stock may not be redeemed in part and the Company may not purchase or acquire any shares of the Series G Redeemable Convertible Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Series G Redeemable Convertible Preferred Stock. If less than all the outstanding shares of Series G Redeemable convertible Preferred Stock are to be redeemed, the Company will select those to be redeemed by lot or a substantially equivalent method.

(c)      If notice of redemption shall have been given pursuant to this paragraph VII and any holder of shares of Series G Redeemable Convertible Preferred Stock shall, prior to the close of business on the date fixed for redemption, give written notice to the Company pursuant to paragraph IV above of the conversion of any or all of the shares held by the holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Company), then the redemption shall not become effective as to the shares to be converted and the conversion shall become effective as provided in paragraph IV above.

VIII.	MISCELLANEOUS

(a)      Except as otherwise expressly provided, whenever in this resolution notices or other communications are required to be made, delivered or otherwise given to holders of shares of Series G Redeemable Convertible Preferred Stock, the notice or other communication shall be deemed properly given if deposited in the United States mail, postage prepaid, addressed to the persons shown on the books of the Company as such holders at the addresses as they appear in the books of the Company, as of a record date or dates determined in accordance with the Company’s Certificate of Incorporation and Bylaws and applicable law, as in effect from time to time.

(b)      The holders of the Series G Redeemable Convertible Preferred Stock will not have any preemptive right to subscribe for or purchase any shares or any other securities which may be issued by the Company.

12

(c)      Except as may otherwise be required by law, the shares of Series G Redeemable Convertible Preferred Stock shall not have any designations, preferences, limitations or relative rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Certificate of Incorporation.

(d)      The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(e)      If any right, preference or limitation of the Series G Redeemable Convertible Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

13

IN WITNESS WHEREOF, IPS Health Care, Inc. has caused this certificate to be signed by Norman Hames, its President, and attested by Rebecca Van Harrevelt, its Assistant Secretary, this 22nd day of August 1994.

IPS HEALTH CARE, INC.

By:	/s/ Norman Hames
Norman Hames
President

Attest:

/s/ Rebecca Van Harrevelt
Rebecca Van Harrevelt
Asst. Secretary

14

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 08/23/1994
944157878 - 2224668

CERTIFICATE OF CORRECTION FILED TO CORRECT
CERTAIN ERROR IN THE CERTIFICATE ELIMINATING EACH OF
THE SERIES B, SERIES C, SERIES D AND SERIES D
REDEEMABLE CONVERTIBLE PREFERRED STOCK
OF
IPS HEALTH CARE, INC.
FILED IN THE OFFICE OF THE SECRETARY OF STATE
OF DELAWARE ON AUGUST 22, 1994

IPS Health Care, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY,

1.	The name of the corporation is IPS Health Care, Inc. (the “Corporation”).

2.
That a Certificate Eliminating each of the Series B, Series C, Series D  and Series E Redeemable Preferred Stock of the Corporation was filed by the Secretary of State of Delaware on August 22, 1994 and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3.	The inaccuracy or defect of said Certificate to be corrected is as follows:

The Certificate Eliminating Each of the Series B, Series C, Series D  and Series E Redeemable Preferred Stock of the Corporation was erroneously executed and filed inaccurately with the Secretary of State of Delaware. This needs to be rendered null and void.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by the President of the Corporation attested by the Assistant Secretary of the Corporation this 23rd day of August, 1994.

IPS HEALTH CARE, INC.,
a Delaware corporation

By:
Its: PRESIDENT

ATTEST

By:
ASSISTANT SECRETARY

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:01 AM 08/23/1994
944157879 - 2224668

CERTIFICATE OF CORRECTION FILED TO CORRECT
CERTAIN ERROR IN THE CERTIFICATE OF DESIGNATIONS OF
THE SERIES F
REDEEMABLE CONVERTIBLE PREFERRED STOCK
OF
IPS HEALTH CARE, INC.
FILED IN THE OFFICE OF THE SECRETARY OF STATE
OF DELAWARE ON AUGUST 22, 1994

IPS Health Care, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY,

1.	The name of the corporation is IPS Health Care, Inc. (the “Corporation”).

2.
That a certificate of Designations of the Series F Redeemable Preferred Convertible Preferred Stock of the Corporation was filed by the Secretary of State of Delaware on August 22, 1994 and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3.	The inaccuracy or defect of said Certificate to be corrected is as follows:

The Certificate at the Designations of the Series F Redeemable Convertible preferred Stock of the Corporation was erroneously executed end filed inaccurately with the Secretary of State of Delaware. This needs to be rendered null and void.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by the President of the corporation and attested by the Assistant Secretary of the Corporation this 23rd day of August, 1994.

IPS HEALTH CARE, INC.,
a Delaware corporation

By:
Its: PRESIDENT

ATTEST

By:
ASSISTANT SECRETARY

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:02 AM 06/23/1994
944157884 - 2224668

CERTIFICATE OF CORRECTION FILED TO CORRECT
CERTAIN ERROR IN THE CERTIFICATE OF DESIGNATIONS
OF
THE SERIES G
REDEEMABLE CONVERTIBLE PREFERRED STOCK
OF
IPS HEALTH CARE, INC.

FILED IN THE OFFICE OF THE SECRETARY OF STATE
OF DELAWARE ON AUGUST 22, 1994

IPS Health Care, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY,

1.	The name of the corporation is IPS Health Care, Inc. (the “Corporation”).

2.
That a Certificate of Designations of the Series G Redeemable Preferred Convertible Preferred Stock of the corporation was filed by the secretary of State of Delaware on August 22, 1994 and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the state of Delaware.

3.	The inaccuracy or defect of said Certificate to be corrected is as follows:

The Certificate of the Designations of the Series G Redeemable Convertible Preferred Stock of the Corporation was erroneously executed and filed inaccurately with the Secretary of State of Delaware. This needs to be rendered null and void.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by the President of the Corporation and, attested by the Assistant Secretary of the Corporation this 23rd day of August, 1994.

IPS HEALTH CARE, INC.,
a Delaware corporation

By:
Its: PRESIDENT

ATTEST

By:
ASSISTANT SECRETARY

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:01 AM 09/02/1994
944165633 - 2224668

CERTIFICATE ELIMINATING EACH OF THE
SERIES B, SERIES C, SERIES D, AND SERIES E
REDEEMABLE CONVERTIBLE PREFERRED STOCK

OF

IPS HEALTH CARE, INC.

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

IPS HEALTH CARE, INC., a corporation organized and existing by virtue of the General Corporation Law of the state of Delaware (the “Corporation”), does hereby certify that the following resolution was duly adopted as of September 2nd, 1994 by the Board of Directors of the Corporation by unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware:

RESOLVED that pursuant to the authority expressly granted to and vested in the Board of Directors by the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors hereby states that none of the authorized shares of each of the Series B, Series C, Series D  and Series E Redeemable Convertible Preferred Stock, par value $.01 per share, of the Corporation are outstanding and that none will be issued.

When this certificate becomes effective in accordance with the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, all references in the Corporation’s Certificate of Incorporation to each of the series B, Series C, Series D  and Series E Redeemable Convertible Preferred Stock will be eliminated.

IN WITNESS WHEREOF, the undersigned has signed his name, this 2nd day of September, 1994 and by such act affirms under penalties of perjury, that this instrument constitutes the act and deed of the Corporation and that the facts stated herein are true.

IPS HEALTH CARE, INC.

By:	/s/ Norman Hames
Norman Hames,
President

ATTEST:

BY:	/s/ Doris Coogan
Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:02 AM 09/02/1994
944165634 - 2224668

CERTIFICATE OF DESIGNATIONS

OF THE

SERIES F REDEEMABLE CONVERTIBLE PREFERRED STOCK
($.01 Par Value)

OF

IPS HEALTH CARE, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY that the following resolution was duly adopted as of September 2nd, 1994 by the Board of Directors (the “Board”) of IPS Health Care, Inc., a Delaware corporation (the “Company”), by unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware:

RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the provisions of the Certificate of Incorporation of the company (the “certificate of Incorporation”), the issuance of a series of preferred stock, par value $.01 per share (the “Preferred Stock”), which shall consist of 2,482,000 of the 5,000,000 shares of Preferred Stock which the Company now has authority to issue, be, and the same hereby are, authorized, and the Board hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of the shares (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) as follows:

I.	DESIGNATION AND AMOUNT

The total number of shares of Preferred Stock which the Company shall issue hereunder is 2,482,000. These shares of Preferred Stock shall be designated as Series F Redeemable Convertible Preferred Stock, $.01 par value per share.

II.	DIVIDENDS AND DISTRIBUTIONS

Holders of Series F Redeemable Convertible Preferred Stock will be entitled to receive, when, as and if declared by the Board out of funds of the Company legally available therefor, an annual cash dividend at the Dividend Rate (as hereinafter defined), payable in quarterly installments on July 15, October 15, January 15 and April 15 commencing July 15, 1995 (each a “Dividend Payment Date”) Dividends on the Series F Redeemable Convertible Preferred Stock will be cumulative from the date of initial issuance of shares of Series F Redeemable Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Company on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board (each a “Dividend Payment Record Date”). No Dividend Payment Record Date shall precede the date upon which the resolution fixing the Dividend Payment Record Date is adopted. If dividends are not paid in full upon the Series F Redeemable Convertible Preferred Stock and the Series G Redeemable Convertible preferred Stock, par value $.01 per share (the “Series G Redeemable Convertible Preferred Stock”), of the Company, all dividends declared upon shares of Series F Redeemable Convertible Preferred Stock and Series G Redeemable Convertible Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Series F Redeemable Convertible Preferred Stock and the Series G Redeemable Convertible Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Series F Redeemable Convertible Preferred Stock and Series G Redeemable Convertible Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Series F Redeemable Convertible Preferred Stock shall have been paid, dividends (other than in Common Stock (as defined in paragraph III below), other stock ranking junior to the Series F Redeemable Convertible Preferred Stock and rights to acquire the foregoing) may not be paid or declared and set aside for payment and other distributions may not be made upon the Common Stock or on any other stock of the Company ranking junior to or on a parity with the Series F Redeemable Convertible Preferred Stock as to dividends, nor may any Common stock or any other stock of the Company ranking junior to or on a parity with the Series F Redeemable Convertible Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration by the Company (except for repurchases from employees and consultants and except by conversion into or exchange for stock of the Company ranking junior to the Series F Redeemable Convertible Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. Accrued but unpaid dividends shall not bear interest As used herein, “Dividend Rate” means (i) for dividends payable on a Dividend Payment Date prior to July 15, 2000, $.05 per share; (ii) for dividends payable on a Dividend Payment Date on or after July 15, 2000 but prior to July 15, 2001, $.07 per share; (iii) for dividends payable on a Dividend Payment Date on or after July 15, 2001 but prior to July 15, 2002, $.085 per share; and (iv) for dividends payable on a Dividend Payment Date on or after July 15, 2002, $.10 per share.

2

III.	RANK

The shares of Series F Redeemable Convertible Preferred Stock shall rank prior to the shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”) and of any other class of stock of the Company ranking junior to the Series F Redeemable Convertible Preferred Stock upon liquidation (“Junior Liquidation Stock”), so that in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Series F Redeemable Convertible Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any Junior Liquidation Stock, an amount equal to $1.00 per share (the “Liquidation Preference”) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Series F Redeemable Convertible Preferred Stock, as the case may be, to the date of final distribution. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Series F Redeemable Convertible Preferred Stock and Series G Redeemable Convertible Preferred Stock shall be insufficient to pay in full the preferential amount described in the preceding sentence, then such assets, or the proceeds thereof, shall be distributable among the holders of the Series F Redeemable Convertible Preferred Stock and Series G Redeemable Convertible Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. After payment of the full amount of the Liquidation Preference and accumulated dividends to which holders of shares of Series F Redeemable Convertible Preferred Stock are entitled, the holders of shares of Series F Redeemable Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company. For the purposes hereof, neither a consolidation or merger of the Company with or into any other corporation, nor a sale or transfer of all or any part of the Company’s assets for cash or securities, shall be considered a liquidation, dissolution or winding up of the Company.

3

So long as any shares of Series F Redeemable Convertible Preferred Stock remain outstanding, no stock of any class or series of the Company shall rank prior to shares of the Series F Redeemable Convertible Preferred Stock, either as to dividends or upon liquidation. Shares of the Series F Redeemable Convertible Preferred Stock shall rank on a parity, as to dividends or upon liquidation, with shares of the Series G Redeemable Convertible Preferred Stock issued pursuant to a Certificate of Designations dated September 22, 1994.

IV.	CONVERSION

(a)       Subject to and upon compliance with the provisions of this paragraph IV, the holder of any shares of Series F Redeemable Convertible Preferred Stock shall have the right, at his option, at any time, to convert the shares into fully paid and nonassessable shares of Common Stock at the rate of one share of Common Stock per 2.482 shares of Series F Redeemable Convertible Preferred Stock, subject to adjustment as presented below, by surrendering the shares to be converted, in the manner provided in subparagraph IV(b) below; provided, however, that the right to convert shares of Series F Redeemable Convertible Preferred Stock called for redemption pursuant to paragraph VII below shall terminate at the close of business on the date fixed for such redemption.

(b)      (i)      in order to exercise the conversion privilege, the holder of each share of Series F Redeemable Convertible Preferred Stock to be converted shall surrender the certificate representing such share to the conversion agent for the Series F Redeemable Convertible Preferred Stock designated for such purpose by written notice to the holders of such shares by the Company (which may be the Company itself), with the Notice of Election to Convert on the back of said certificate duly completed and signed, at the principal office of the conversion agent. Unless the shares issuable on conversion are to be issued in the same name as the name in which the share of Series F Redeemable Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or his duly authorized attorney. If the Company fails to designate a conversion agent, the conversion agent shall be the Company.

(ii)     The holders of shares of Series F Redeemable Convertible Preferred Stock at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on those shares on the corresponding Dividend Payment Date notwithstanding the conversion of the shares after the Dividend Payment Record Date or the Company’s default in payment of the dividend due on the Dividend Payment Date. The dividend with respect to a share of Series F Redeemable Convertible Preferred Stock called for redemption on a date fixed for redemption between the close of business on any Dividend Payment Record Date and the opening of business on the corresponding Dividend Payment Date shall be payable on the Dividend Payment Date to the holder of the share of Series F Redeemable Convertible Preferred Stock on the Dividend Payment Record Date notwithstanding the conversion of the share of Series F Redeemable Convertible Preferred Stock after the Dividend Payment Record Date and prior to the Dividend Payment Date. The holders of shares of Series F Redeemable Convertible Preferred Stock on a Dividend Payment Record Date who (or whose transferees) convert any of those shares on or after the corresponding Dividend Payment Date will receive the dividend payable by the Company on those shares of Series F Redeemable Convertible Preferred Stock on the Dividend Payment Date. Except as provided above, neither the Company nor the holder shall make any payment or adjustment for accrued and unpaid dividends on shares of Series F Redeemable Convertible Preferred Stock on conversion of those shares, or for dividends on the shares of Common Stock issued upon the conversion.

4

(iii)    As promptly as practicable after the surrender by a holder of the certificates for shares of Series F Redeemable Convertible Preferred Stock in accordance with this subparagraph IV (b), and in any event within three New York Stock Exchange trading days after such surrender, the Company shall issue and shall deliver at the office of the conversion agent to the holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon the conversion of those shares in accordance with the provisions of this paragraph IV, and any fractional interest in respect of a share of Common Stock or other security arising upon the conversion shall be settled as provided in subparagraph IV(c) below.

(iv)    Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which all of the conditions specified in subparagraph IV(b)(i) above shall have been satisfied, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock or other securities represented by those certificates at such time on such date and such conversion shall be at the Conversion Rate (as hereinafter defined) in effect at such time on such date, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which all of the conditions specified in subparagraph IV(b)(i) above shall have been satisfied. All shares of Common Stock delivered upon conversion of the Series F Redeemable Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights. Upon the surrender of certificates representing shares of Series F Redeemable Convertible Preferred Stock to be converted, the shares shall no longer be deemed to be outstanding and all rights of a holder with respect to the shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

5

(c)      No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of Series F Redeemable Convertible Preferred Stock. Any fractional interest in a share of Common Stock resulting from conversion of a share of Series F Redeemable Convertible Preferred Stock shall be paid in cash (computed to the nearest cent) based on the Current Market Price (as defined in subparagraph IV(d)(vi) below) of the Common Stock on the Trading Day (as defined in subparagraph IV(d)(v) below) next preceding the day of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon the conversion shall be computed on the basis of the aggregate Liquidation Preference of the shares of Series F Redeemable Convertible Preferred Stock so surrendered.

(d)      (i)       For purposes of this resolution, the Conversion Price shall be one share of Common Stock per 2.482 shares of Series F Redeemable Convertible Preferred Stock, subject in each case to adjustment as provided below.

(ii)     In case the Company shall (A) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such event shall be adjusted so that the holder of any share of Series F Redeemable Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which he would have owned or have been entitled to receive after the happening of such event had the share been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph IV(d)(ii) shall become effective immediately after the record date in the case of a dividend or distribution except as provided in subparagraph IV(d)(viii) below, and shall become effective immediately after the effective date in the case of subdivision or combination. If any dividend or distribution is not paid or made, the Conversion Price then in effect shall be appropriately readjusted.

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(iii)     In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price (as defined in subparagraph. IV(d)(v) below) of the Common Stock at the record date for the determination of stockholders entitled to receive the rights or warrants, the Conversion Price in effect immediately prior to the issuance of such rights or warrants shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of the rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. The adjustment provided for in this subparagraph IV(d)(iii) shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in subparagraph IV(d)(viii) below after such record date. In determining whether any rights or warrants entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price, and in determining the aggregate offering price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board (whose determination, if made in good faith, shall be conclusive). If any or all of such rights or warrants are not so issued or expire or terminate without having been exercised, the Conversion Price then in effect shall be appropriately readjusted.

(iv)    In case the Company shall distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subparagraph IV(d)(iii) above) then, in each such case, the Conversion Rate shall be adjusted so that it shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the date of the distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board, whose determination, if made in good faith, shall be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed, or of the rights or warrants so distributed, with respect to one share of Common Stock, and of which the denominator shall be the Current Market Price of the Common Stock on the record date. Such adjustment shall become effective immediately, except as provided in subparagraph IV(d) below, after the record date for the determination of shareholders entitled to receive such distribution. If any such distribution is not made or if any or all of such rights or warrants expire or terminate without having been exercised, the Conversion Rate then in effect shall be appropriately readjusted.

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(v)      For the purpose of any computation hereunder, the “Current Market Price” of the Common Stock at any date shall be the average of the last reported sale prices per share for the ten consecutive Trading Days (as defined below) preceding the date of such computation. The last reported sale price for each day shall be (A) the last reported sale price of the Common Stock on the Automated Quotation System of the National Association of Securities Dealers, Inc. (the “NASDAQ System”), or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (B) if not quoted as described in clause (A), the mean of the high and low bid quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for the Common Stock on at least five of the ten preceding days, or (C) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (B) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (C) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. As used herein the term “Trading Days” means (x) if the Common Stock is quoted on the NASDAQ System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (y) if not quoted as described in clause (x), days on which quotations are reported by the National Quotation Bureau Incorporated, or (z) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

(vi)     No adjustment in the Conversion Rate shall be required unless such adjustment would require a change of at least 1% in the Conversion Rate; provided, however, that any adjustments which by reason of this subparagraph IV(d)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided, further, that adjustment shall be required and made in accordance with the provisions of this paragraph IV (other than this subparagraph IV(d)(vi)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Common Stock. All calculations under this paragraph IV shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

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(vii)    Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the conversion agent an officers’ certificate setting forth the Conversion Rate after the adjustment and setting forth a brief statement of the facts requiring the adjustment, which certificate shall be conclusive evidence of the correctness of the adjustment. Promptly after delivery of the certificate, the Company shall prepare a notice of the adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which the adjustment becomes effective and shall mail the notice of such adjustment of the Conversion Rate to the holder of each share of Series F Redeemable Convertible Preferred Stock at his last address as shown on the stock books of the Company.

(viii)   In any case in which this paragraph IV(d) provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of the event (i) issuing to the holder of any share of Series F Redeemable Convertible Preferred Stock converted after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon the conversion by reason of the adjustment required by the event over and above the Common Stock issuable upon such conversion before giving effect to the adjustment and (ii) paying to the holder any amount in cash in lieu of any fractional share pursuant to subparagraph IV(c) above.

(e)      If:

(i)       the Company shall declare a dividend (or any other distribution) on the Common Stock (other than in cash out of retained earnings); or

(ii)     the Company shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

(iii)    there shall be any reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value, or from par value to no par value, or from no par value to par value), or any consolidation, merger, or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale or transfer of all or substantially all the assets of the Company; or

(iv)    there shall be a voluntary or an involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the conversion agent, and shall cause to be mailed to the holders of shares of the Series F Redeemable Convertible Preferred Stock at their addresses as shown on the stock books of the Company, at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of the dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to the dividend, distribution or rights or warrants are to be determined or (B) the date on which the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect in the notice shall not affect the legality or validity of the proceedings described in this subparagraph IV(e).

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(f)       (i)     The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Series F Redeemable Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series F Redeemable Convertible Preferred Stock not theretofore converted. For purposes of this subparagraph IV(f), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series F Redeemable Convertible Preferred Stock shall be computed as if at the time of computation all the outstanding shares were held by a single holder.

(ii)    Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Series F Redeemable Convertible Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the adjusted Conversion Rate.

(iii)    Prior to the delivery of any securities which the Company shall be obligated to deliver upon conversion of the Series F Redeemable Convertible Preferred Stock, the Company will endeavor, in good faith and as expeditiously as possible, to comply with all federal and state laws and regulations thereunder requiring the registration of those securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(g)      The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series F Redeemable Convertible Preferred Stock pursuant hereto.

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(h)      In case of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company with or into, any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock or any sale or transfer of all or substantially all of the assets of the Company, each holder of shares of Series F Redeemable Convertible Preferred Stock then outstanding shall have the right thereafter to convert the shares of Series F Redeemable Convertible Preferred Stock held by the holder into the kind and amount of securities, cash and other property which the holder would have been entitled to receive upon such reclassification, change, consolidation, merger, sale or transfer if the holder had held the Common Stock issuable upon the conversion of the shares of Series F Redeemable Convertible Preferred Stock immediately prior to the reclassification, change, consolidation, merger, sale or transfer.

V.	STATUS

Upon any conversion or redemption of shares of Series F Redeemable Convertible Preferred Stock, the shares of Series F Redeemable Convertible Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of Preferred Stock, and the number of shares of Preferred Stock which the Company shall have authority to issue shall not be decreased by the conversion, exchange or redemption of shares of Series F Redeemable Convertible Preferred Stock.

VI.	VOTING RIGHTS

The holders of shares of Series F Redeemable Convertible Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware.

Notwithstanding the foregoing, so long as any shares of the Series F Redeemable Convertible Preferred Stock remain outstanding, the Company will not, either directly or indirectly or through merger or consolidation with or into any other corporation, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares then outstanding of the Series F Redeemable Convertible Preferred Stock (i) create or issue or increase the authorized number of shares of any class or classes or series of stock ranking prior to or pari passu with the Series F Redeemable Convertible Preferred Stock either as to dividends or upon liquidation, (ii) amend, alter or repeal any of the provisions of the Certificate of Incorporation (including this resolution) so as to affect adversely the preferences, special rights or powers of the Series F Redeemable Convertible Preferred Stock or (iii) authorize any reclassification of the Series F Redeemable Convertible Preferred Stock.

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VII.	REDEMPTION BY THE COMPANY

(a)     The shares of Series F Redeemable Convertible Preferred Stock may be redeemed for cash at the option of the Company, in whole, or from time to time in part, on at least five but not more than 60 days’ prior notice mailed to the holders of the shares to be redeemed, at a redemption price per share of $1.00 plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid to the date fixed for redemption.

(b)     If full cumulative dividends on the Series F Redeemable Convertible Preferred Stock have not been paid through the most recent Dividend Payment Date, the Series F Redeemable Convertible Preferred Stock may not be redeemed in part and the Company may not purchase or acquire any shares of the Series F Redeemable Convertible Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Series F Redeemable Convertible Preferred Stock. If less than all the outstanding shares of Series F Redeemable Convertible Preferred Stock are to be redeemed, the Company will select those to be redeemed by lot or a substantially equivalent method.

(c)     If notice of redemption shall have been given pursuant to this paragraph VII and any holder of shares of Series F Redeemable Convertible Preferred Stock shall, prior to the close of business on the date fixed for redemption, give written notice to the Company pursuant to paragraph IV above of the conversion of any or all of the shares held by the holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Company), then the redemption shall not become effective as to the shares to be converted and the conversion shall become effective as provided in paragraph IV above.

VIII.	MISCELLANEOUS

(a)     Except as otherwise expressly provided, whenever in this resolution notices or other communications are required to be made, delivered or otherwise given to holders of shares of Series F Redeemable Convertible Preferred Stock, the notice or other communication shall be deemed properly given if deposited in the United States mail, postage prepaid, addressed to the persons shown on the books of the Company as such holders at the addresses as they appear in the books of the Company, as of a record date or dates determined in accordance with the Company’s Certificate of Incorporation and Bylaws and applicable law, as in effect from time to time.

(b)     The holders of the Series F Redeemable Convertible Preferred Stock will not have any preemptive right to subscribe for or purchase any shares or any other securities which may be issued by the Company.

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(c)     Except as may otherwise be required by law, the shares of Series F Redeemable Convertible Preferred Stock shall not have any designations, preferences, limitations or relative rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Certificate of Incorporation.

(d)    The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(e)    If any right, preference or limitation of the Series F Redeemable Convertible Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

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IN WITNESS WHEREOF, IPS Health Care, Inc. has caused this certificate to be signed by Norman Hames, its President, and attested by __________, its Secretary, this 2nd day of September 1994.

IPS HEALTH CARE, INC.

By:	/s/ Norman Hames
Norman Hames,
President

Attest:

/s/ Doris Coogan
Secretary

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STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:03 AM 09/02/1994
944165636 - 2224668

CERTIFICATE OF DESIGNATIONS

OF THE

SERIES G REDEEMABLE CONVERTIBLE PREFERRED STOCK
($.01 Par Value)

OF

IPS HEALTH CARE, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY that the following resolution was duly adopted as of September 2nd, 1994 by the Board of Directors (the “Board”) of IPS Health Care, Inc., a Delaware corporation (the “Company”), by unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware:

RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the provisions of the Certificate of Incorporation of the Company (the “Certificate of Incorporation”), the issuance of a series of preferred stock, par value $.01 per share (the “Preferred Stock”), which shall consist of 2,000,000 of the 5,000,000 shares of Preferred Stock which the Company now has authority to issue, be, and the same hereby are, authorized, and the Board hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of the shares (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) as follows:

I.	DESIGNATION AND AMOUNT

The total number of shares of Preferred Stock which the Company shall issue hereunder is 2,000,000. These shares of Preferred Stock shall be designated as Series G Redeemable Convertible Preferred Stock, $.01 par value per share.

II.	DIVIDENDS AND DISTRIBUTIONS

Holders of Series G Redeemable Convertible Preferred Stock will be entitled to receive, when, as and if declared by the Board out of funds of the Company legally available therefor, an annual cash dividend at the Dividend Rate (as hereinafter defined), payable in quarterly installments on July 15, October 15, January 15 and April 15 commencing July 15, 1995 (each a "Dividend Payment Date"). Dividends on the Series G Redeemable Convertible Preferred Stock will be cumulative from the date of initial issuance of shares of Series G Redeemable Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Company on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board (each a "Dividend Payment Record Date"). No Dividend Payment Record Date shall precede the date upon which the resolution fixing the Dividend Payment Record Date is adopted. If dividends are not paid in full upon the Series G Redeemable Convertible Preferred Stock and the Series F Redeemable Convertible Preferred Stock, par value $.01 per share (the “Series F Redeemable Convertible Preferred Stock”), of the Company, all dividends declared upon shares of Series G Redeemable Convertible Preferred Stock and Series F Redeemable Convertible Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Series G Redeemable Convertible Preferred Stock and the Series F Redeemable Convertible Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Series G Redeemable Convertible Preferred Stock and Series F Redeemable Convertible Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Series G Redeemable Convertible Preferred Stock shall have been paid, dividends (other than in Common Stock (as defined in paragraph III below), other stock ranking junior to the Series G Redeemable Convertible Preferred Stock and rights to acquire the foregoing) may not be paid or declared and set aside for payment and other distributions may not be made upon the Common Stock or on any other stock of the Company ranking junior to or on a parity with the Series G Redeemable Convertible Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Company ranking junior to or on a parity with the Series G Redeemable Convertible Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration by the Company (except for repurchases from employees and consultants and except by conversion into or exchange for stock of the Company ranking junior to the Series G Redeemable Convertible Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. Accrued but unpaid dividends shall not bear interest. As used herein, "Dividend Rate" means (i) for dividends payable on a Dividend Payment Date prior to July 15, 2000, $.05 per share; (ii) for dividends payable on a Dividend Payment Date on or after July 15, 2000 but prior to July 15, 2001, $.07 per share; (iii) for dividends payable on a Dividend Payment Date on or after July 15, 2001 but prior to July 15, 2002, $.085 per share; and (iv) for dividends payable on a Dividend Payment Date on or after July 15, 2002, $.10 per share.

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III.	RANK

The shares of Series G Redeemable Convertible Preferred Stock shall rank prior to the shares of the Company’s Common Stock, par value $.01 per share (the "Common Stock") and of any other class of stock of the Company ranking junior to the Series G Redeemable Convertible Preferred Stock upon liquidation ("Junior Liquidation Stock"), so that in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Series G Redeemable Convertible Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any Junior Liquidation Stock, an amount equal to $1.00 per share (the "Liquidation Preference") plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Series G Redeemable Convertible Preferred Stock, as the case may be, to the date of final distribution. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Series G Redeemable Convertible Preferred Stock and Series F Redeemable Convertible Preferred Stock shall be insufficient to pay in full the preferential amount described in the preceding sentence, then such assets, or the proceeds thereof, shall be distributable among the holders of the Series G Redeemable Convertible Preferred Stock and Series F Redeemable Convertible Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. After payment of the full amount of the Liquidation Preference and accumulated dividends to which holders of shares of Series G Redeemable Convertible Preferred Stock are entitled, the holders of shares of Series G Redeemable Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company. For the purposes hereof, neither a consolidation or merger of the Company with or into any other corporation, nor a sale or transfer of all or any part of the Company’s assets for cash or securities, shall be considered a liquidation, dissolution or winding up of the Company.

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So long as any shares of Series G Redeemable Convertible Preferred Stock remain outstanding, no stock of any class or series of the Company shall rank prior to shares of the Series G Redeemable Convertible Preferred Stock, either as to dividends or upon liquidation. Shares of the Series G Redeemable Convertible Preferred Stock shall rank on a parity, as to dividends or upon liquidation, with shares of the Series F Redeemable Convertible Preferred Stock issued pursuant to a Certificate of Designations dated September 22, 1994.

IV.	CONVERSION

(a)     Subject to and upon compliance with the provisions of this paragraph IV, the holder of any shares of Series G Redeemable Convertible Preferred Stock shall have the right, at his option, at any time, to convert the shares into fully paid and nonassessable shares of Common stock at the rate of one share of Common Stock per 2.0 shares of Series G Redeemable Convertible Preferred Stock, subject to adjustment as presented below, by surrendering the shares to be converted, in the manner provided in subparagraph IV (b) below; provided, however, that the right to convert shares of Series G Redeemable Convertible Preferred Stock called for redemption pursuant to paragraph VII below shall terminate at the close of business on the date fixed for such redemption.

(b)       (i)       In order to exercise the conversion privilege, the holder of each share of Series G Redeemable Convertible Preferred Stock to be converted shall surrender the certificate representing such share to the conversion agent for the Series G Redeemable Convertible Preferred Stock designated for such purpose by written notice to the holders of such shares by the Company (which may be the Company itself), with the Notice of Election to Convert on the back of said certificate duly completed and signed, at the principal office of the conversion agent. Unless the shares issuable on conversion are to be issued in the same name as the name in which the share of Series G Redeemable Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or his duly authorized attorney. If the Company fails to designate a conversion agent, the conversion agent shall be the Company.

(ii)      The holders of shares of Series G Redeemable Convertible Preferred Stock at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on those shares on the corresponding Dividend Payment Date notwithstanding the conversion of the shares after the Dividend Payment Record Date or the Company’s default in payment of the dividend due on the Dividend Payment Date. The dividend with respect to a share of Series G Redeemable Convertible Preferred Stock called for redemption on a date fixed for redemption between the close of business on any Dividend Payment Record Date and the opening of business on the corresponding Dividend Payment Date shall be payable on the Dividend Payment Date to the holder of the share of Series G Redeemable Convertible Preferred Stock on the Dividend Payment Record Date notwithstanding the conversion of the share of Series G Redeemable Convertible Preferred Stock after the Dividend Payment Record Date and prior to the Dividend Payment Date. The holders of shares of Series G Redeemable Convertible Preferred Stock on a Dividend Payment Record Date who (or whose transferees) convert any of those shares on or after the corresponding Dividend Payment Date will receive the dividend payable by the Company on those shares of Series G Redeemable Convertible Preferred Stock on the Dividend Payment Date. Except as provided above, neither the Company nor the holder shall make any payment or adjustment for accrued and unpaid dividends on shares of Series G Redeemable Convertible Preferred Stock on conversion of those shares, or for dividends on the shares of Common Stock issued upon the conversion.

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(iii)     As promptly as practicable after the surrender by a holder of the certificates for shares of Series G Redeemable Convertible Preferred Stock in accordance with this subparagraph IV(b), and in any event within three New York Stock Exchange trading days after such surrender, the Company shall issue and shall deliver at the office of the conversion agent to the holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon the conversion of those shares in accordance with the provisions of this paragraph IV, and any fractional interest in respect of a share of Common Stock or other security arising upon the conversion shall be settled as provided in subparagraph IV(c) below.

(iv)     Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which all of the conditions specified in subparagraph IV(b)(i) above shall have been satisfied, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock or other securities represented by those certificates at such time on such date and such conversion shall be at the Conversion Rate (as hereinafter defined) in effect at such time on such date, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which all of the conditions specified in subparagraph IV(b)(i) above shall have been satisfied. All shares of Common Stock delivered upon conversion of the Series G Redeemable Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights. Upon the surrender of certificates representing shares of Series G Redeemable Convertible Preferred Stock to be converted, the shares shall no longer be deemed to be outstanding and all rights of a holder with respect to the shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

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(c)       No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of Series G Redeemable Convertible Preferred Stock. Any fractional interest in a share of Common Stock resulting from conversion of a share of Series G Redeemable Convertible Preferred Stock shall be paid in cash (computed to the nearest cent) based on the Current Market Price (as defined in subparagraph IV(d)(vi) below) of the Common Stock on the Trading Day (as defined in subparagraph IV(d)(v) below) next preceding the day of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon the conversion shall be computed on the basis of the aggregate liquidation Preference of the shares of Series G Redeemable Convertible Preferred Stock so surrendered.

(d)       (i)     For purposes of this resolution, the Conversion Price shall be one share of Common Stock per 2.480 shares of Series G Redeemable Convertible Preferred Stock, subject in each case to adjustment as provided below.

(ii)    In case the Company shall (A) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such event shall be adjusted so that the holder of any share of Series G Redeemable Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which he would have owned or have been entitled to receive after the happening of such event had the share been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph IV(d)(ii) shall become effective immediately after the record date in the case of a dividend or distribution except as provided in subparagraph IV(d)(viii) below, and shall become effective immediately after the effective date in the case of subdivision or combination. If any dividend or distribution is not paid or made, the Conversion Price then in effect shall be appropriately readjusted.

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(iii)  In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price (as defined in subparagraph IV(d)(v) below) of the Common Stock at the record date for the determination of stockholders entitled to receive the rights or warrants, the Conversion Price in effect immediately prior to the issuance of such rights or warrants shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of the rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. The adjustment provided for in this subparagraph IV(d)(iii) shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in subparagraph IV(d)(viii) below after such record date. In determining whether any rights or warrants entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price, and in determining the aggregate offering price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board (whose determination, if made in good faith, shall be conclusive). If any or all of such rights or warrants are not so issued or expire or terminate without having been exercised, the Conversion Price then in effect shall be appropriately readjusted.

(iv)  In case the Company shall distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subparagraph IV(d)(iii) above) then, in each such case, the Conversion Rate shall be adjusted so that it shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the date of the distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board, whose determination, if made in good faith, shall be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed, or of the rights or warrants so distributed, with respect to one share of Common Stock, and of which the denominator shall be the Current Market Price of the Common Stock on the record date. Such adjustment shall become effective immediately, except as provided in subparagraph IV(d) below, after the record date for the determination of shareholders entitled to receive such distribution. If any such distribution is not made or if any or all of such rights or warrants expire or terminate without having been exercised, the Conversion Rate then in effect shall be appropriately readjusted.

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(v)   For the purpose of any computation hereunder, the “Current Market Price” of the Common Stock at any date shall be the average of the last reported sale prices per share for the ten consecutive Trading Days (as defined below) preceding the date of such computation. The last reported sale price for each day shall be (A) the last reported sale price of the Common Stock on the Automated Quotation System of the National Association of Securities Dealers, Inc. (the “NASDAQ System”), or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (B) if not quoted as described in clause (A), the mean of the high and low bid quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for the Common Stock on at least five of the ten preceding days, or (C) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (B) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (C) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. As used herein the term “Trading Days” means (x) if the Common Stock is quoted on the NASDAQ System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (y) if not quoted as described in clause (x), days on which quotations are reported by the National Quotation Bureau Incorporated, or (z) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

(vi)  No adjustment in the Conversion Rate shall be required unless such adjustment would require a change of at least 1% in the Conversion Rate; provided, however, that any adjustments which by reason of this subparagraph IV(d)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided, further, that adjustment shall be required and made in accordance with the provisions of this paragraph IV (other than this subparagraph IV(d)(vi)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Common Stock. All calculations under this paragraph IV shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

8

(vii) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the conversion agent an officers’ certificate setting forth the Conversion Rate after the adjustment and setting forth a brief statement of the facts requiring the adjustment, which certificate shall be conclusive evidence of the correctness of the adjustment. Promptly after delivery of the certificate, the Company shall prepare a notice of the adjustment of the conversion Rate setting forth the adjusted Conversion Rate and the date on which the adjustment becomes effective and shall mail the notice of such adjustment of the Conversion Rate to the holder of each share of Series G Redeemable Convertible Preferred Stock at his last address as shown on the stock books of the Company.

(viii) In any case in which this paragraph iv(d) provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of the event (i) issuing to the holder of any share of Series G Redeemable Convertible Preferred Stock converted after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon the conversion by reason of the adjustment required by the event over and above the Common Stock issuable upon such conversion before giving effect to the adjustment and (ii) paying to the holder any amount in cash in lieu of any fractional share pursuant to subparagraph IV(c) above.

(e)       If:

(i)    the Company shall declare a dividend (or any other distribution) on the Common Stock (other than in cash out of retained earnings); or

(ii)   the Company shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

(iii)  there shall be any reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value, or from par value to no par value, or from no par value to par value), or any consolidation, merger, or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale or transfer of all or substantially all the assets of the Company; or

(iv)  there shall be a voluntary or an involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the conversion agent, and shall cause to be mailed to the holders of shares of the Series G Redeemable Convertible Preferred Stock at their addresses as shown on the stock books of the Company, at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of the dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to the dividend, distribution or rights or warrants are to be determined or (B) the date on which the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect in the notice shall not affect the legality or validity of the proceedings described in this subparagraph IV(e).

9

(f)        (i)    The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Series G Redeemable Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series G Redeemable Convertible Preferred Stock not theretofore converted. For purposes of this subparagraph IV(f), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series G Redeemable Convertible Preferred Stock shall be computed as if at the time of computation all the outstanding shares were held by a single holder.

(ii)   Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Series G Redeemable Convertible Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the adjusted conversion Rate.

(iii) Prior to the delivery of any securities which the Company shall be obligated to deliver upon conversion of the Series G Redeemable Convertible Preferred Stock, the Company will endeavor, in good faith and as expeditiously as possible, to comply with all federal and state laws and regulations thereunder requiring the registration of those securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(g)      The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series G Redeemable Convertible Preferred Stock pursuant hereto.

10

(h)      In case of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company with or into, any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock or any sale or transfer of all or substantially all of the assets of the Company, each holder of shares of Series G Redeemable Convertible Preferred Stock then outstanding shall have the right thereafter to convert the shares of Series G Redeemable Convertible Preferred Stock held by the holder into the kind and amount of securities, cash and other property which the holder would have been entitled to receive upon such reclassification, change, consolidation, merger, sale or transfer if the holder had held the Common Stock issuable upon the conversion of the shares of Series G Redeemable Convertible Preferred Stock immediately prior to the reclassification, change, consolidation, merger, sale or transfer.

V.	STATUS

Upon any conversion or redemption of shares of Series G Redeemable Convertible Preferred Stock, the shares of Series G Redeemable Convertible Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of Preferred Stock, and the number of shares of Preferred Stock which the Company shall have authority to issue shall not be decreased by the conversion, exchange or redemption of shares of Series G Redeemable Convertible Preferred Stock.

VI.	VOTING RIGHTS

The holders of shares of Series G Redeemable Convertible Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware.

Notwithstanding the foregoing, so long as any shares of the Series G Redeemable Convertible Preferred Stock remain outstanding, the Company will not, either directly or indirectly or through merger or consolidation with or into any other corporation, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares then outstanding of the Series G Redeemable Convertible Preferred Stock (i) create or issue or increase the authorized number of shares of any class or classes or series of stock ranking prior to or pari passu with the Series G Redeemable Convertible Preferred Stock either as to dividends or upon liquidation, (ii) amend, alter or repeal any of the provisions of the Certificate of Incorporation (including this resolution) so as to affect adversely the preferences, special rights or powers of the Series G Redeemable Convertible Preferred Stock or (iii) authorize any reclassification of the Series G Redeemable Convertible Preferred Stock.

11

VII.            REDEMPTION BY THE COMPANY

(a)        The shares of Series G Redeemable Convertible Preferred Stock may be redeemed for cash at the option of the Company, in whole, or from time to time in part, on at least five but not more than 60 days’ prior notice mailed to the holders of the shares to be redeemed, at a redemption price per share of $1.00 plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid to the date fixed for redemption.

(b)        If full cumulative dividends on the Series G Redeemable Convertible Preferred Stock have not been paid through the most recent Dividend Payment Date, the Series G Redeemable Convertible Preferred Stock may not be redeemed in part and the Company may not purchase or acquire any shares of the Series G Redeemable Convertible Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Series G Redeemable Convertible Preferred Stock. If less than all the outstanding shares of Series G Redeemable convertible Preferred Stock are to be redeemed, the Company will select those to be redeemed by lot or a substantially equivalent method.

(c)        If notice of redemption shall have been given pursuant to this paragraph VII and any holder of shares of Series G Redeemable Convertible Preferred Stock shall, prior to the close of business on the date fixed for redemption, give written notice to the Company pursuant to paragraph IV above of the conversion of any or all of the shares held by the holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Company), then the redemption shall not become effective as to the shares to be converted and the conversion shall become effective as provided in paragraph IV above.

VIII.                      MISCELLANEOUS

(a)       Except as otherwise expressly provided, whenever in this resolution notices or other communications are required to be made, delivered or otherwise given to holders of shares of Series G Redeemable Convertible Preferred Stock, the notice or other communication shall be deemed properly given if deposited in the United States mail, postage prepaid, addressed to the persons shown on the books of the Company as such holders at the addresses as they appear in the books of the Company, as of a record date or dates determined in accordance with the Company’s Certificate of Incorporation and Bylaws and applicable law, as in effect from time to time.

(b)        The holders of the Series G Redeemable Convertible Preferred Stock will not have any preemptive right to subscribe for or purchase any shares or any other securities which may be issued by the Company.

12

(c)       Except as may otherwise be required by law, the shares of Series G Redeemable Convertible Preferred Stock shall not have any designations, preferences, limitations or relative rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Certificate of Incorporation.

(d)        The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(e)        if any right, preference or limitation of the Series G Redeemable Convertible Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

13

IN WITNESS WHEREOF, IPS Health Care, Inc. has caused this certificate to be signed by Norman Hames, its President, and attested by _____________, its Secretary, this 2nd day of September 1994.

IPS HEALTH CARE, INC.

By:	/s/ Norman Hames
Norman Hames,
President

Attest:

/s/ Doris Coogan
Secretary

14

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:30 AM 10/05/1994
944188975 - 2224668

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

IPS HEALTH CARE, INC.

*******************

IPS HEALTH CARE, INC., a corporation organized and existing under an by virtue, of the General Corporation Law of the State of Delaware (the “Corporation”).

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation, by a unanimous written consent of its members, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declared said amendment to be advisable and in the best interests of the Corporation and called for said amendment to be submitted to the holders of the outstanding shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”), for adoption thereof by written consent in accordance with Section 228(a) of the General Corporation Law of the State of Delaware. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the certificate of Incorporation of the Corporation be amended by changing the Article First thereof so that, as amended, said Article shall be and read as follows:

“FIRST:

The name of the corporation is:

Diagnostic Imaging Services, Inc.”

SECOND: That in lieu of a meeting and vote of stockholders, the holders of the outstanding Common Stock (being the only class of capital stock issued and outstanding entitled to vote thereon) of the Corporation have given their written consent to said amendment in accordance with the provisions of Section 228(a) of the General Corporation Law of the state of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, IPS HEALTH CARE, INC. has caused this Certificate of Amendment to be signed by Norman Hames, its President, and attested by Doris Coogan, its Secretary, on this 4 day of October, 1994.

IPS HEALTH CARE, INC.

By:	/s/ Norman Hames
Norman Hames
President

ATTESTED

By:	/s/ Doris Coogan
Doris Coogan
Secretary

State of Delaware - Division of Corporations
FAX	DOCUMENT FILING SHEET

☐	☐	☐	■	☐	☐	☐
Priority l (One hr)	Priority 2 (Two Hr.)	Priority 3 (Same Day)	Priority 4 (24 Hour)	Priority 5 (Must Approval)	Priority 6 (Reg. Approval)	Priority 7 (Reg. Work)

DATE SUBMITTED	2/17/04
REQUESTOR NAME	INCORPORATING SERVICES, LTD.	FILE DATE 2/17/04
ADDRESS	15 EAST NORTH STREET	FILE TIME ________________
DOVER, DE 19901
ATTN.	DEBBIE A. WILLIAMS
PHONE	(302) 678-0855

NAME of COMPANY/ENTITY Diagnostic Imaging Services Inc. (SURV)
   Dis Acquisition Corp 3747902

040110062		9008413
SRV NUMBER	FILE NUMBER	FILER’S NUMBER	RESERVATION NO.

TYPE OF DOCUMENT	Ownership	DOCUMENT CODE	0250

CHANGE of NAME ___________	CHANGE of AGENT/OFFICE	CHANGE OF STOCK _________

CORPORATIONS		METHOD of RETURN
FRANCHISE TAX YEAR_____	$ _________	________ MESSENGER/PICKUP
FILING FEE	$ _________	________ FED. EXPRESS Acct.# ________
CERTIFIED COPIES - NO. 1	$ _________	________ REGULAR MAIL
EXPEDITED FEES	$ _________	________ FAX No. __________
________ OTHER ____________
RECORDER FEES - add $9.00 per	$ _________
page after 1st page		COMMENTS/FILING INSTRUCTIONS
APOSTILLES _______________	$ _________	Please suspend to Customer Service for Annual Reports
country TOTAL	$ _________

CREDIT CARD CHARGES

You have my authorization to charge my credit card for this service:
__________-__________-__________-__________	Exp. Date ________________
Signature	Printed Name

AGENT USE ONLY	INSTRUCTIONS
	1.	Fully shade in the required Priority square using a dark pencil or marker, staying within the square.
	2.	Each request must be submitted as a separate item, with its own Filling sheet as the FIRST PAGE.

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:51 PM 02/17/2004
FILED 04:51 PM 02/17/2004
SRV 040110062 - 2224668 FILE

CERTIFICATE OF OWNERSHIP AND MERGER MERGING
DIS ACQUISITION CORP.
INTO
DIAGNOSTIC IMAGING SERVICES, INC.
(Pursuant to Section 253 of the General Corporation Law of Delaware)

DIS Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware.

DOBS HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 2nd day of January, 2004, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns at least ninety percent (90%) of the outstanding shares of the common stock, $,01 par value per share, of Diagnostic Imaging Services, Inc., a corporation incorporated on the 13th day of March, 1990, pursuant to the General Corporation Law of the State of Delaware, and having no class of stock outstanding other than said common stock.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of the members thereof, filed with the minutes of the Board, pursuant to Section 141(t) of the Delaware General Corporation Law on January 2, 2004, determined to, and effective upon the filing of this Certificate of Ownership and Merger with the Secretary of State of the State of Delaware does, merge itself into said Diagnostic Imaging Services, Inc.:

WHEREAS, this corporation is the legal and beneficial owner of at least ninety percent (90%) of the outstanding shares of common stock, $.01 par value per share (“Common Stock”) of Diagnostic, Imaging Services, Inc., a Delaware corporation (“DIS”); and

WHEREAS, said Common Stock is the only issued and outstanding class of stock of DIS; and

WHEREAS, this corporation desires to merge itself into DIS pursuant to the provisions of Section 253 of the Delaware General Corporation Law;

NOW, THEREFORE, BE IT RESOLVED, that effective upon the filing of an appropriate Certificate of Ownership and Merger embodying these resolutions with the Secretary of State of Delaware (but subject to the approval of the sole stockholder of this corporation) this corporation merge and it hereby docs merge itself into DIS which will assume all of the obligations of this corporation; and

RESOLVED, that the terms and conditions of the merger are as follows:

Upon the proposed merger becoming effective, (i) each outstanding share of Common Stock held of record by stockholders other than this corporation shall cease to be outstanding, and such stockholders of record shall be entitled to receive from DIS as the surviving corporation in the merger, the sum of $0.05 in cash for each such share upon surrender to DIS, which is hereby appointed paying agent for such purpose, of their certificates formerly representing ownership of Common Stock; (ii) each outstanding share of Common Stock owned of record by this corporation shall cease to be outstanding, without any payment being made in respect thereof; arid (iii) each share of the common stock of this corporation shall be converted into one (1) share of Common Stock, certificates for which shall be issued to the sole stockholder of this corporation upon surrender to DIS of such stockholder's certificate formerly representing such shares of common stock of this corporation; and

RESOLVED, that this proposed merger be submitted to the sole stockholder of this corporation and that upon receiving the unanimous written consent of such stockholder the proposed merger shall be approved; and

RESOLVED, that DIS as the surviving corporation in the merger, shall notify each stockholder of record of said DIS within ten (10) days after the effective date of the merger that the merger has become effective; and

RESOLVED, that the President and any Vice President of this corporation be and each hereby is authorized to make and execute, and the Secretary or any Assistant Secretary be and each hereby is authorized to attest, a Certificate of Ownership and Merger setting forth a copy of these resolutions providing for the merger of this corporation into DIS and the date of adoption hereby and to cause the same to be filed with the Secretary of State of Delaware and to do all acts and things, whatsoever, whether within or without the State of Delaware, which may be in any way necessary or appropriate to effect said merger.

FOURTH: That the merger has been approved by the holder of all of the outstanding stock of this corporation entitled to vote thereof by unanimous written consent without a meeting in accordance with Section 228 of the Delaware General Corporation Law.

2

IN WITNESS WHEREOF, said DIS Acquisition Corp. has caused this Certificate to be signed by Norman R. Hames, its authorized officer, this 9th day of February, 2004.

DIS ACQUISITION CORP.

By:	/s/ Norman R. Hames
Norman R. Hames, President

ATTESTED:

By:	/s/ Howard G Berger, M.D.
Howard G Berger, M.D., Secretary

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:00 AM 04/30/2007
FILED 08:51 PM 04/30/2007
SRV 070497710 - 2224668 FILE

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
DIAGNOSTIC IMAGING SERVICES, INC.

Diagnostic Imaging Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation),

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation, by a unanimous written consent of its members, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declared said amendment to be advisable and in the best interests of the Corporation and called for said amendment to be submitted to the holders of the outstanding shares of the Corporation for adoption thereof by written consent in accordance with Section 228(a) of the General Corporation Law of the State of Delaware. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article FOURTH thereof so that, as amended, said Article shall be and read as follows:

“FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Ten Thousand (10,000), the par value for each such share being $0.0001. For every Two Thousand (2,000) shares currently outstanding, the shareholder shall be re-issued one (1) share of the Corporation.”

SECOND: That in lieu of a meeting, the sole shareholder of the Corporation has given its written consent to said amendment in accordance with the provisions of Sections 222 and 228(a) of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Diagnostic Imaging Services, Inc. has caused this Certificate of Amendment to be signed by Norman Hames, its President, and attested by Howard G. Berger, M.D., its Secretary, on this 23 day of April, 2007.

DIAGNOSTIC IMAGING SERVICES, INC.

By:	/s/ Norman Hames
Norman Hames
President

ATTESTED

By:	/s/ Howard G. Berger, M.D.
Howard G. Berger, M.D. Secretary